SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

☑ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under Rule 14a-12

Nicholas Financial, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NICHOLAS FINANCIAL, INC. Building C. #501B 2454 McMullen Booth Road Clearwater, FL 33759-1340 (727) 726-0763

NOTICE OF ANNUAL GENERAL MEETING

To the Shareholders of Nicholas Financial, Inc:

NOTICE IS HEREBY GIVEN that the 2005 Annual General Meeting of the Shareholders (the “Meeting”) of Nicholas Financial, Inc. (hereinafter called the “Company”) will be held at the Company’s Corporate Headquarters, located at 2454 McMullen Booth Road, Clearwater, Florida, on Wednesday August 10, 2005, at the hour of 10:00 AM for the following purposes:

1.	to receive the Report of the Directors;

2.	to receive the financial statements of the Company for its fiscal year ended March 31, 2005 and the report of Dixon Hughes PLLC, the Company’s Independent Auditors, thereon;

3.	to elect one director to hold office until the 2008 Annual General Meeting of Shareholders or until his successor is duly elected and qualified.

4.	to approve a special resolution to alter the Notice of Articles to remove the application of Pre-existing Company Provisions, as more particularly described in the Proxy Statement and Information Circular accompanying this Notice;

5.	to approve a special resolution to alter the Articles of the Company to a new form of Articles and to alter the Notice of Articles to increase the authorized share structure of the Company to an unlimited number of Common shares without par value and an unlimited number of Preference shares without par value, as more particularly described in the Proxy Statement and Information Circular accompanying this Notice;

6.	to approve the appointment of Dixon Hughes PLLC as the Company’s Independent Auditors for the fiscal year ending March 31, 2006; and

7.	to transact such other business as may properly come before the Meeting.

Accompanying this Notice are a Proxy Statement and Information Circular and Form of Proxy.

Shareholders of record as of the close of business on July 11, 2005 will be entitled to attend and vote at the Meeting, or any adjournment or postponement thereof. A shareholder entitled to attend and vote at the Meeting is entitled to appoint a proxy holder to attend and vote in his stead.

Your vote is important. If you are unable to attend the Meeting (or any adjournment or postponement thereof) in person, please read the Notes accompanying the Form of Proxy enclosed herewith and then complete and return the Proxy within the time set out in the Notes.

The enclosed Form of Proxy is solicited by the Board of Directors of the Company but, as set out in the Notes accompanying the Form of Proxy, you may amend it if you so desire by striking out the names listed therein and inserting in the space provided the name of the person you wish to represent you at the Meeting.

DATED at Clearwater, Florida, July 13, 2005.

BY ORDER OF THE BOARD OF DIRECTORS

Peter L. Vosotas

President

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PROXY STATEMENT AND INFORMATION CIRCULAR AS AT AND DATED JULY 13, 2005
REVOCABILITY OF PROXY
PERSONS MAKING THE SOLICITATION
VOTING SHARES AND OWNERSHIP OF MANAGEMENT AND PRINCIPAL HOLDERS
PROPOSAL 1: ELECTION OF DIRECTORS
PROPOSAL 2: APPROVAL OF ALTERATIONS TO COMPANY’S NOTICE OF ARTICLES
PROPOSAL 3: APPROVAL OF NEW FORM OF ARTICLES
PROPOSAL 4: APPOINTMENT OF INDEPENDENT AUDITORS
BOARD OF DIRECTORS
EXECUTIVE OFFICERS AND COMPENSATION
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
SHAREHOLDER PROPOSALS
OTHER MATTERS
APPROVAL AND CERTIFICATION

NICHOLAS FINANCIAL, INC
Building C #501B
2454 McMullen Booth Road
Clearwater, FL 33759
(727) 726-0763

PROXY STATEMENT AND INFORMATION CIRCULAR
AS AT AND DATED JULY 13, 2005

     This Proxy Statement and Information Circular accompanies the Notice of the 2005 Annual General Meeting of Shareholders (the “Meeting”) of Nicholas Financial, Inc. (hereinafter called the “Company”) to be held on Wednesday, August 10, 2005, at 10:00 a.m. (Clearwater, Florida time), at the Company’ Corporate Headquarters, located at 2454 McMullen Booth Road, Clearwater, Florida, and is being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at that Meeting and at any adjournment thereof.

     The Company’s Annual Report on Form 10-KSB for the fiscal year ended March 31, 2005 (the “Annual Report”), together with this Proxy Statement and Information Circular and the accompanying proxy form (“Proxy”), are first being mailed on or about July 13, 2005 to shareholders entitled to vote at the Meeting.

REVOCABILITY OF PROXY

     If the accompanying Proxy is completed, signed and returned, the shares represented thereby will be voted at the Meeting. The giving of the Proxy does not affect the right to vote in person should the shareholder be able to attend the Meeting. The shareholder may revoke the Proxy at any time prior to the voting thereof.

     In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the shareholder or his attorney authorized in writing, or if the shareholder is a corporation, by a duly authorized officer or attorney thereof, and deposited either at the registered office of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or, as to any matter in respect of which a vote shall not already have been cast pursuant to such proxy, with the Chairman of the Meeting on the day of the Meeting, or any adjournment thereof, and upon either of such deposits the proxy is revoked.

PERSONS MAKING THE SOLICITATION

THE ENCLOSED PROXY IS BEING SOLICITED BY
THE BOARD OF DIRECTORS OF THE COMPANY

     Solicitations will be made by mail and possibly supplemented by telephone or other personal contact to be made without special compensation by regular officers and employees of the Company. The Company may reimburse shareholders’ nominees or agents (including brokers holding shares on behalf of clients) for the cost incurred in obtaining from their principals authorization to execute forms of proxy. No solicitation will be made by specifically engaged employees or soliciting agents. The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company.

VOTING SHARES AND OWNERSHIP
OF MANAGEMENT AND PRINCIPAL HOLDERS

     As of the date of this Proxy Statement and Information Circular, the Company is authorized to issue 50,000,000 Common shares without par value and 5,000,000 Preference shares without par value. As of the close of business on July 11, 2005, the record date for determining shareholders entitled to notice of and to vote at the Meeting, there were issued and outstanding 9,870,531 Common shares and no Preference shares. At a General Meeting of the Company, on a show of hands, every shareholder present in person and entitled to vote shall have one vote, and on a poll, every shareholder present in person or represented by proxy and entitled to vote shall have one vote for each share of which such shareholder is the registered holder. Shares represented by proxy will only be voted on a poll.

     The following table sets forth certain information regarding the beneficial ownership of Common shares as of July 11, 2005 regarding (i) each of the Company’s directors and the sole nominee for director, (ii) each of the Company’s executive officers, (iii) all directors and officers as a group, and (iv) each person known by the Company to beneficially own, directly or indirectly, more than 5% of the outstanding Common shares. Except as otherwise indicated, each of the persons listed below has sole voting and investment power over the shares beneficially owned.

Name	Number of Shares	Percentage Owned
Peter L. Vosotas (1) (2)	1,614,236	16.0%

Stephen Bragin (3) (4)	115,207	1.2

Alton R. Neal (5) (6)	20,000	*

Ralph T. Finkenbrink (7) (8)	101,754	1.0

Scott Fink (9) (10)	5,000	*

Percy Luney (11) (12)	5,000	*

Mahan Family, LLC (13)	543,552	5.5

All directors and officers as a group (6 persons) (14)	1,861,197	18.2

*	Less than 1%

(1)	Mr. Vosotas’ business address is 2454 McMullen Booth Road, Building C, Clearwater, Florida 33759.

(2)	Includes 31,434 shares owned directly by Mr. Vosotas, 1,321,668 held in family trusts over which Mr. Vosotas retains voting and investment power and 36,134 shares held by Mr. Vosotas’ spouse. Includes 225,000 shares issuable upon the exercise of outstanding stock options exercisable within 60 days.

(3)	Mr. Bragin’s business address is 17757 US Highway 19 North, Suite 26, Clearwater, Florida 33764.

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(4)	Includes 32,500 shares issuable upon the exercise of outstanding stock options exercisable within 60 days and does not include 5,000 shares issuable upon the exercise of outstanding stock options which are not exercisable within 60 days.

(5)	Mr. Neal’s business address is 100 North Tampa Street, Suite 1800, Tampa, Florida 33602.

(6)	Includes 5,000 shares issuable upon the exercise of outstanding stock options exercisable within 60 days and does not include 2,500 shares issuable upon the exercise of outstanding stock options which are not exercisable within 60 days.

(7)	Mr. Finkenbrink’s business address is 2454 McMullen Booth Road, Building C, Clearwater, Florida 33759.

(8)	Includes 90,000 shares issuable upon the exercise of outstanding stock options exercisable within 60 days.

(9)	Mr. Fink’s business address is 3936 U.S. Highway 19, New Port Richey, Florida 34652.

(10)	Includes 5,000 shares issuable upon the exercise of outstanding stock options exercisable within 60 days and does not include 2,500 shares issuable upon the exercise of outstanding stock options which are not exercisable within 60 days.

(11)	Mr. Luney’s business address is One North Orange Avenue, Orlando, Florida 32801.

(12)	Includes 5,000 shares issuable upon the exercise of outstanding stock options exercisable within 60 days and does not include 2,500 shares issuable upon the exercise of outstanding stock options which are not exercisable within 60 days.

(13)	Mahan Family, LLC, together with Roger Mahan, Gary Mahan, Nancy Ernst, Kenneth Ernst and Mahan Children, LLC, filed a joint Schedule 13D/A on May 18, 2005. As reported in such Schedule 13D/A, Roger Mahan, Nancy Ernst and Gary Mahan are siblings. Kenneth Ernst is the husband of Nancy Ernst. Mahan Family, LLC is a New Jersey limited liability company of which Roger Mahan, Nancy Ernst and Gary Mahan are equity holders and the sole managers. The principal business address of Mahan Family, LLC is Stonehouse Road, P.O. Box 367, Millington, New Jersey. Mahan Children, LLC is a New Jersey limited liability company of which Roger Mahan, Nancy Ernst and Gary Mahan are the sole equity holders and managers. The principal business address of Mahan Children, LLC is Stonehouse Road, P.O. Box 367, Millington, New Jersey. In addition to the 543,552 shares owned by Mahan Family, LLC, (i) Mahan Children, LLC owns 401,646 shares, (ii) Roger Mahan owns 120,000 shares, (iii) a son of Kenneth and Nancy Ernst owns 600 shares and (iv) a son of Gary Mahan owns 600 shares. These shares collectively constitute approximately 10.8% of the Company’s outstanding Common shares.

(14)	Includes an aggregate of 362,500 shares issuable upon the exercise of outstanding stock options exercisable within 60 days and does not include an aggregate of 12,500 shares under options which are not exercisable within 60 days.

     The Board of Directors has determined that all shareholders of record as of the close of business on July 11, 2005 (the “Record Date”) will be entitled to receive notice of and to vote at the Meeting. Those shareholders so desiring may be represented by proxy at the Meeting. The Proxy, and the power of attorney or other authority, if any, under which it is signed or a notarially certified copy thereof, must be deposited either at the office of the Registrar and Transfer Agent of the Company, Computershare Trust Company of Canada, 510 Burrard Street, Vancouver, B.C., V6C 3B9 or at the Head Office of the Company at Building C #501B, 2454 McMullen Booth Road, Clearwater, FL 33759-1343 not less than 48 hours, Saturdays and holidays excepted, prior to the time of the holding of the Meeting or any adjournment thereof.

     Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting, who will also determine whether a quorum is present for the

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transaction of business. The Company’s Articles provide that a quorum is present if two or more shareholders of the Company are present in person (or represented by proxy) holding an aggregate of at least 33-1/3% of the total issued and outstanding shares of the Company as of the Record Date for the Meeting. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum is present. Shares held by nominees for beneficial owners will also be counted for purpose of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even though the nominee may not exercise discretionary voting power with respect to other matters and even though voting instructions have not been received from the beneficial owner (a “broker non-vote”). Neither abstentions nor broker non-votes are counted in determining whether a proposal has been approved. The vote required for each proposal set forth herein, including the election of directors, is set forth under the discussion herein of such proposal.

     Shareholders are urged to indicate their votes in the spaces provided on the Proxy. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed Proxies will be voted FOR each proposal listed in the Notice of the Meeting which are set forth more completely herein. Returning your completed Proxy will not prevent you from voting in person at the Meeting should you be present and wish to do so.

PROPOSAL 1: ELECTION OF DIRECTORS

     The Board of Directors recommends the nominee set forth below for election as a Director and urges each shareholder to vote “FOR” the nominee. Proxies in the accompanying form will be voted at the Meeting, unless authority to do so is withheld, in favor of the election as a Director of the nominee named below.

     The Company’s Board of Directors currently consists of six members divided into three classes, with the members of each class serving three-year terms expiring at the third Annual General Meeting of Shareholders after their election. In the event the proposal set forth herein regarding the adoption of new Articles for the Company (Proposal 4) is approved, the Board has determined that the size of the Board will be reduced from six (6) to five (5) members upon the effectiveness of the new Articles. Consequently, only one Director is to be elected at the Meeting, to hold office for a term of three years expiring at the 2008 Annual General Meeting of Shareholders, and until his successor shall have been duly elected and qualified. The Company’s Board of Directors, upon the recommendation of the Nominating/Corporate Governance Committee, has nominated Stephen Bragin to stand for reelection as a Director. Mr. Bragin was recommended to the Nominating/Corporate Governance Committee of the Board for election as a Director by the Chief Executive Officer of the Company. (Percy Luney will not stand for reelection at the Meeting but will remain as a Director until the Meeting.) Assuming a quorum is present, the election of Mr. Bragin as a Director requires that a plurality of the total votes present, or represented, and entitled to vote at the Meeting vote in favor of his election. In the event Mr. Bragin is unable to serve, the persons designated as proxies will cast votes for such other person in their discretion as a substitute nominee. The Board of Directors has no reason to believe that the nominee will be unavailable, or if elected, will decline to serve. Mr. Bragin is a resident of the United States. Certain information is set forth below for the nominee for Director, as well as for each Director whose term of office will continue after the Meeting.

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NOMINEE FOR DIRECTOR —TERM TO EXPIRE 2008

Name	Age	Principal Occupation And Other Information
Stephen Bragin	74	Mr. Bragin has served as a director of the Company since February 10, 1999 and as a director of the Company’s two subsidiaries, Nicholas Data Services, Inc. and Nicholas Financial, Inc., since 1987 and 1990, respectively. He has served as Regional Development Director at the University of South Florida as well as other related positions for over five years.

DIRECTORS CONTINUING IN OFFICE —TERM TO EXPIRE 2006

Name	Age	Principal Occupation And Other Information
Scott Fink	45	Mr. Fink has served as a director of the Company since August 11, 2004. In 2001, Mr. Fink was awarded the Hyundai of New Port Richey, Florida dealership, where he is currently President and Owner. In 1998, Mr. Fink formed S&T Collision Centers, which currently operates out of locations in Clearwater and Brandon, Florida. Prior to 1998, Mr. Fink owned and operated a Toyota and a Mitsubishi Dealership in Clearwater, Florida. Mr. Fink also previously worked for Ford Motor Company in various management positions. Mr. Fink received his Bachelor of Science degree in Accounting from Wagner College, Staten Island, NY.

Alton R. Neal	58	Mr. Neal has served as a director of the Company since May 17, 2000. He has been in the private practice of law since 1975 and has been a partner with the firm of Johnson, Blakely, Pope, Bokor, Ruppel & Burns, Tampa, Florida, since 1999. From 1994 until 1999, he was a partner in the firm of Forlizzo & Neal.

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DIRECTORS CONTINUING IN OFFICE —TERM TO EXPIRE 2007

Name	Age	Principal Occupation And Other Information
Peter L. Vosotas	63	Mr. Vosotas founded the Company in 1985 and has served as Chairman of the Board, Chief Executive Officer and President of the Company and each of its subsidiaries since inception. Prior to founding the Company, Mr. Vosotas held a variety of Sales and Marketing positions with Ford Motor Company, GTE and AT&T Paradyne Corporation. Mr. Vosotas attended the United States Naval Academy and earned a Bachelor of Science Degree in Electrical Engineering from The University of New Hampshire.

Ralph T. Finkenbrink	44	Mr. Finkenbrink has served as Senior Vice President – Finance of the Company since July 1997 and served as Vice President – Finance of the Company from 1992 to July 1997. He joined the Company in 1988 and served as Controller of Nicholas Financial and NDS until 1992. Prior to joining the Company, he was a staff accountant for MBI, Inc. from January 1984 to March 1985 and Inventory Control Manager for the Dress Barn, Inc. from March 1985 to December 1987. Mr. Finkenbrink received his Bachelor of Science Degree in Accounting from Mount St. Mary’s University in Emmitsburg, Maryland.

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PROPOSAL 2: APPROVAL OF ALTERATIONS TO COMPANY’S
NOTICE OF ARTICLES

     The Board of Directors recommends the approval of the special resolution altering the Notice of Articles to delete the pre-existing company provisions (“PCPs”), and urges each shareholder to vote “FOR” such proposal. Executed and unmarked proxies in the accompanying form will be voted at the Meeting in favor of such proposal.

Overview

     On March 29, 2004, the new British Columbia (Canada) Business Corporations Act (“BCA”) was proclaimed, replacing the pre-existing British Columbia Company Act (the “Company Act”). Accordingly, the Company is now subject to the BCA, and no longer governed by the Company Act. The BCA is an updated corporate statute, and is designed to provide greater flexibility and efficiency for British Columbia companies. For example, the new BCA does not impose any British Columbia or Canadian residency requirements on the members of the Board of Directors of the Company.

     In accordance with the requirements of the BCA, the Company has filed a transition application with the British Columbian Registrar of Companies, the principal element of which involved replacing the Company’s Memorandum with a new form designated a Notice of Articles. The Company filed its transition application as of July 12, 2004.

     As a result of the Company having filed its transition application, it may alter its Notice of Articles and adopt a new form of Articles to take advantage of the greater flexibility and efficiency inherent in the BCA, and to make its Articles consistent with the terminology and certain provisions of the BCA.

     The Company proposes to alter its Notice of Articles to remove the application of certain provisions prescribed in the BCA called the pre-existing company provisions (“PCPs”). Because there were several provisions under the Company Act which do not exist in the BCA, the legislators created a system pursuant to which certain provisions of the Company Act (namely, the PCPs) survived the enactment of the BCA. The PCPs are statutory provisions intended to preserve the application of certain provisions of the Company Act to companies formed under the Company Act until the shareholders pass a special resolution making them inapplicable. The legislators of the new BCA provided that the removal of such fundamental rights would require the approval of a special majority of the shareholders. Because the Company is a reporting issuer, the only material PCPs that are applicable to the Company are the requirements that:

1.	A special resolution be approved by not less than three-quarters (3/4) of the votes cast under the Company Act (as opposed to the two-thirds (2/3) majority applicable under the BCA); and

2.	The Company repurchase or redeem its shares ratably among shareholders.

Removal of the first of these PCPs will allow a special resolution of the Company to be approved by a two-thirds (2/3) majority vote. While the requirement of a two-thirds (2/3) majority vote to

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approve a special resolution could still impede the ability of a third party to acquire the Company by means of a merger, tender offer, proxy contest or otherwise, the removal of this PCP will reduce, to some extent, the ability of holders of less than a majority of the Company’s shares to block any action and, thus, will provide the Company with greater flexibility for future corporate activities. Removal of the second of these PCPs will provide the Company with greater flexibility in terms of effecting share repurchases, whether through a share repurchase program or otherwise. From an individual shareholder’s perspective, however, it means that such shareholder will no longer have the right to compel the Company to repurchase or redeem his or her shares on a pro rata basis in the event the Company has determined to effect a share repurchase or redemption. The Company’s Board of Directors is not currently considering implementing a share repurchase program or effecting any share repurchases or redemptions, but it could do so in the future. There are no other PCPs applicable to the Company.

Special Resolution

     At the Meeting, shareholders will be asked to approve a special resolution altering the Notice of Articles to remove the application of the PCPs. The text of the special resolution to be considered and, if thought fit, approved at the Meeting is as follows:

     “BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

1.	The Notice of Articles of the Company be altered to remove the application of the pre-existing company provisions, as provided for in the British Columbia Business Corporations Act, and the Company’s Notice of Articles be altered accordingly.

2.	Any one director or officer of the Company be and is hereby authorized to do all things and execute all instruments necessary or desirable to give effect to this special resolution, including without limitation filing a notice of alteration of the Notice of Articles with the British Columbia Registrar of Companies.

3.	Notwithstanding that this special resolution has been duly passed by the shareholders of the Company, the directors of the Company be and are hereby authorized and empowered to revoke this resolution at any time prior to the effective date hereof, and to determine not to proceed with the alteration to the Notice of Articles without further approval of the shareholders of the Company.”

Vote Required

     Assuming a quorum is present, approval of the foregoing special resolution requires that a special majority of not less than three-quarters (3/4) of the total votes present, or represented, and entitled to vote at the Meeting vote in favor of such proposal. As set out in the text of the special resolution, notwithstanding its approval, the Board of Directors may determine not to proceed with the alteration to the Notice of Articles at any time prior to its effective date.

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PROPOSAL 3: APPROVAL OF NEW FORM OF ARTICLES

     The Board of Directors recommends the approval of the special resolution altering the Articles of the Company, and urges each shareholder to vote “FOR” such proposal. Executed and unmarked proxies in the accompanying form will be voted at the Meeting in favor of such proposal.

Overview

     In addition to deleting the PCPs, the Company is proposing to replace its existing Articles in their entirety with a new set of Articles. The new set of Articles (the “New Articles”) will make the Company’s Articles consistent with the terminology and provisions of the BCA. Most of the changes in the New Articles are minor in nature, and will not affect shareholders or the day-to-day administration of the Company. However, there are several key changes:

1.	The Directors will be able to approve a change of name of the Company without the necessity of obtaining shareholder approval.

2.	The Directors will be able to increase the authorized capital of the Company, or create one or more classes or series of shares, without the necessity of obtaining shareholder approval.

3.	The requirement that the Company purchase or redeem its shares on a pro-rata basis will be deleted.

4.	The Company will be able to hold general meetings of the shareholders outside the Province of British Columbia, without special permission each year from the Registrar of Companies.

5.	The Company will not be required to publish advance notice of general meetings of shareholders in any local newspapers.

     Additionally, as now permitted by the BCA, the Company proposes an amendment to its Notice of Articles (the “Notice Amendment”) to increase the Company’s authorized share structure to an unlimited number of Common shares without par value and an unlimited number of Preference shares without par value. Of the 50,000,000 Common shares and 5,000,000 Preference shares presently authorized, 9,870,531 Common shares and no Preference shares were issued and outstanding as of the Record Date. The increase in the Company’s authorized shares will provide shares for various purposes, including, without limitation: possible future stock splits or stock dividends; issuances from time to time in the event opportunities are presented for the acquisition of other companies; possible future public offerings or private placements; possible adoption of a rights plan; and possible future employee stock option or benefit plans.

     The Company’s Board of Directors will have the power to determine, with respect to any class or series of Preference shares, the number and designation of shares, the powers, preferences and rights, and the qualifications, limitations or restrictions of the class or series,

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including without limitation the dividend rights, dividend rate, conversion rights, voting rights, redemption rights and terms (including sinking fund provisions), liquidation preferences and other matters. The issuance of Preferred shares could decrease earnings and assets available for distribution to holders of Common shares or adversely affect their rights and powers, including voting rights. The issuance of Preferred shares may have the effect of delaying, deferring or preventing a change in control. Except as otherwise indicated herein, the Company currently has no understandings, agreements, plans or commitments relating to the issuance of additional Common shares or Preference shares.

     The New Articles and the Notice Amendment were approved by the Company’s Board of Directors on June 30, 2005. The Board of Directors has determined, after giving due consideration to the foregoing, that the adoption of the New Articles and the Notice Amendment would be in the best interests of the Company and its shareholders. If the New Articles and the Notice Amendment are approved by the Company’s shareholders, the Company will file with the Registrar of Companies for British Columbia (Canada) a Notice of Alteration, which will set forth the Notice Amendment and the date of these changes. The New Articles and the Notice Amendment will become effective as of the date specified in the Notice of Alteration.

     In the event the New Articles and the Notice Amendment are approved by the shareholders and the increase in the Company’s authorized shares becomes effective, an unlimited number of Common and/or Preference shares can be issued at such times and for such consideration as the Board of Directors, in its discretion, determines without further shareholder action, except as may be required by applicable law. Since the New Articles do not provide for preemptive rights, shareholders will not have a preferential right to subscribe for their proportionate share of any new issue of shares unless so provided by the Board of Directors. Issuance of any of the proposed additional authorized shares, other than as a pro rata distribution to existing shareholders, would dilute the proportionate voting power of existing shareholders.

     The Company does not view the New Articles or the Notice Amendment as part of an “anti-takeover” strategy. The Notice Amendment is not being advanced as a result of any known effort by any party to accumulate shares of the Company’s voting Common shares or to obtain control of the Company. Nevertheless, the Notice Amendment might have the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of the Company’s voting Common shares, to acquire control of the Company with a view to imposing a merger, sale of all or any part of the Company’s assets or a similar transaction, since the issuance of new shares could be used to dilute the share ownership of such person or entity. Furthermore, certain corporations have issued preferred shares or warrants or other rights to acquire preferred shares or Common shares to the holders of their Common shares pursuant to rights plans having terms designed to protect against the adverse consequences to shareholders of partial takeovers and front-end loaded two-step takeovers and freezeouts. The purpose of such a rights plan is to ensure that shareholders receive a fair price for their shares in the event of a takeover, by requiring any person who seeks to acquire a significant block of the corporation’s stock to obtain a waiver of the rights plan from its board of directors. The Company’s Board of Directors is not currently considering adopting a rights plan for the Company, although if it were to do so in the future, the unlimited additional authorized and unissued Common shares and Preference shares contemplated by the Notice Amendment would be available for issuance pursuant thereto.

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     A copy of the proposed New Articles of the Company is attached hereto as Appendix A. A copy of the proposed Notice of Alteration will be available for inspection at the Meeting and at the Company’s registered office, located at Suite 1750 — 1185 West Georgia Street, Vancouver, British Columbia, during regular business hours up to the day before the Meeting.

Special Resolution

     At the Meeting, shareholders will be asked to approve a special resolution deleting the existing Articles of the Company in their entirety and replacing them with the New Articles. The text of the special resolution to be considered and, if thought fit, approved at the Meeting is as follows:

     “BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

1.	The existing Articles of the Company be deleted in their entirety, and the form of Articles presented to the shareholders at the annual general and special meeting of the Company, a copy of which is attached as Appendix A hereto, be adopted as the Articles of the Company.

2.	The Notice of Articles be altered to increase the authorized share structure from 50,000,000 Common shares without par value to an unlimited number of Common shares without par value.

3.	The Notice of Articles be altered to increase the authorized share structure from 5,000,000 Preference shares without par value to an unlimited number of Preference shares without par value.

4.	Any one director or officer of the Company be and is hereby authorized to do all things and execute all instruments necessary or desirable to give effect to this special resolution, including without limitation delivering a Notice of Alteration to the British Columbia Registrar of Companies.

5.	Notwithstanding that this special resolution has been duly passed by the shareholders of the Company, the directors of the Company be and are hereby authorized and empowered to revoke this resolution at any time prior to the effective date hereof, and to determine not to proceed with the alteration of the Articles of the Company without further approval of the shareholders of the Company.”

Vote Required

     Assuming a quorum is present, approval of the foregoing special resolution requires that a special majority of not less than three-quarters (3/4) of the total votes present, or represented, and entitled to vote at the Meeting vote in favor of such proposal. As set out in the text of the special resolution, notwithstanding its approval, the board of directors may determine not to proceed with the alteration of the Articles at any time prior to its effective date.

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PROPOSAL 4: APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors and Audit Committee recommend the approval of the appointment of Dixon Hughes PLLC as Independent Auditors of the Company for the fiscal year ending March 31, 2006, and urge each shareholder to vote “FOR” such proposal. Executed and unmarked proxies in the accompanying form will be voted at the Meeting in favor of such proposal.

Appointment of Independent Auditors

     The Board of Directors and Audit Committee propose the appointment of Dixon Hughes PLLC as Independent Auditors of the Company for the fiscal year ending March 31, 2006. Dixon Hughes PLLC have been the Company’s independent auditors since March 3, 2004. No representative of Dixon Hughes PLLC will be present at the Company’s Annual General Meeting or available at the Meeting to answer any questions or make any statements with respect to the Company.

     Ernst & Young LLP (“E&Y”) served as the Company’s independent auditors from 1994 until 2003. Effective following completion of its review of the Company’s financial statements as of and for the quarter ended September 30, 2003, E&Y resigned as the Company’s independent public accountants.

     E&Y’s reports on the Company’s financial statements for the fiscal years ended March 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion, and none of such reports was qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended March 31, 2003 and 2002, and the subsequent interim period ended September 30, 2003, there were not any disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

     The Company requested that E&Y furnish a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether E&Y agreed with the above statements. On October 3, 2003, E&Y filed the letter that the Company requested with the Commission stating that E&Y had read the Company’s statements and agreed with such statements.

     Effective December 3, 2003, the Company engaged the accounting form of Crisp Hughes Evans LLP as its new independent auditors. Effective March 1, 2004, Crisp Hughes Evans LLP merged with Dixon Odom PLLC, with the combined firm now known as Dixon Hughes PLLC. On March 3, 2004, the Company engaged Dixon Hughes PLLC as its independent auditors effective as of the consummation of the merger of the two firms.

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     During the period from December 3, 2003 through March 3, 2004, there were no disagreements between the Company and Crisp Hughes Evans LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crisp Hughes Evans LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

     The Company did not consult with Dixon Hughes PLLC (or its predecessors) during the two fiscal years ended March 31, 2003 and 2002 or during the subsequent interim periods from March 31, 2003 through and including December 3, 2003, or with Dixon Odom PLLC during the interim periods from December 3, 2003 through March 3, 2004, on either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements.

     The Company requested that Crisp Hughes Evans LLP furnish a letter addressed to the Commission stating whether Crisp Hughes Evans LLP agreed with the above statements. On March 4, 2004, Crisp Hughes Evans LLP filed the letter that the Company requested with the SEC stating that it had read the Company’s statements and agreed with such statements.

Vote Required

     Assuming a quorum is present, approval of the appointment of Dixon Hughes PLLC as Independent Auditors of the Company for the fiscal year ending March 31, 2006 requires that a majority of the total votes present, or represented, and entitled to vote at the Meeting vote in favor of such proposal.

Fees for Audit and Non-Audit Related Matters

     The fees charged by Dixon Hughes PLLC for professional services rendered in connection with all audit and non-audit related matters for each of the fiscal years ended March 31, 2005 and 2004, respectively were as follows:

	Fiscal Year Ended March 31,
	2005	2004
Audit Fees (1)	$89,000	$104,000

Audit Related Fees (2)	$20,000	$10,000

Tax Fees (3)	$34,000	$14,000

All Other Fees	None	None

(1)	Audit fees consist of fees for the audit of the Company’s annual financial statements, review of the Company’s financial statements included in the Company’s quarterly reports on Form 10-QSB and for 2004 include $54,000 related to registration statements and consents pertaining to a stock offering completed in June 2004.

(2)	Audit related fees consist primarily of fees for the audit of the Company’s retirement plan and in fiscal 2005, consultation regarding financial reporting matters and consultation regarding SEC filing requirements.

(3)	Tax fees consist of fees for tax compliance, tax advice and tax planning services.

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     The Audit Committee considered the provision of non-audit services in their consideration of Dixon Hughes PLLC independence.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

     The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the Company’s independent auditors in order to assure that the provision of such services does not impair the auditor’s independence. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Management is required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. During the fiscal year ended March 31, 2005, all services were pre-approved by the Audit Committee in accordance with this policy.

BOARD OF DIRECTORS

Directors Compensation

     Directors who are not executive officers of the Company each receive an annual retainer of $5,000, plus $500 per Board of Directors meeting or committee meeting attended. Directors who are executive officers of the Company receive no additional compensation for service as a member of either the Board of Directors or any committee of the Board. Directors who are not employees of the Company also are entitled to option grants under the Company’s Non-Employee Director Stock Option Plan. Under this Plan, each Non-Employee Director is entitled to receive options to purchase 7,500 Common shares at the time of his or her election to the Board of Directors. Each Non-Employee Director also is entitled to receive options to purchase 7,500 Common shares on the day following his or her reelection to the Board at the Annual General Meeting of Shareholders of the Company. The exercise price of such options will be equal to 110% of the Fair Market Value of the underlying shares on the date of grant of such options. The above options vest over a three-year period and are exercisable at the rate of one-third of the total option each year.

Committees of the Board of Directors and Meeting Attendance

     The Company expects all members of the Board to attend the Meeting barring other significant commitments or special circumstances. All of the Company’s Board members attended the Company’s 2004 Annual General Meeting of Shareholders. During the Company’s fiscal year ended March 31, 2005, there were four meetings of the Board, and each incumbent Director attended at least 75% of such meetings.

     The Board of Directors of the Company has the standing committees listed below.

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     Audit Committee. The Board of Directors has established an Audit Committee. From April 1, 2004 until June 30, 2005, the Audit Committee was comprised of two members, namely Messrs. Neal (Chair) and Bragin. The Audit Committee held two meetings during the fiscal year ended March 31, 2005, and each of Messrs. Neal and Bragin attended both meetings. Effective June 30, 2005, the size of the Audit Committee was expanded from two to three members, and Mr. Fink was added to the Audit Committee. The Board has determined that Messrs. Neal, Bragin and Fink satisfy the independence requirements of current Securities and Exchange Commission rules and Nasdaq National Market listing standards. The Board also has determined that Mr. Fink qualifies as an audit committee financial expert as defined under these rules and listing standards.

     The Audit Committee assists the Board of Directors with its responsibilities by (A) overseeing the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements and (B) monitoring (i) the Company’s compliance with legal, risk management and regulatory requirements, (ii) the Company’s independent auditors’ qualifications and independence, (iii) the performance of the Company’s audit function and independent auditors, and (iv) the Company’s systems of internal control with respect to the integrity of financial records, adherence to its policies and compliance with legal requirements. The Audit Committee: has sole responsibility to retain and terminate the Company’s independent auditors, subject to shareholder ratification; has sole authority to pre-approve all audit and non-audit services performed by the Company’s independent auditors and the fees and terms of each engagement; appoints and oversees the Company’s internal auditor, and reviews the scope and results of each annual internal audit; and reviews the Company’s audited financial statements and related public disclosures, earnings, press releases and other financial information and earnings guidance provided to analysts or rating agencies. The Audit Committee is governed by a written charter, which sets forth the specific functions and responsibilities of the Audit Committee. A copy of the current Audit Committee charter is attached hereto as Appendix B.

     Compensation Committee. On June 30, 2005, the Board of Directors established a Compensation Committee, which is comprised of three directors, namely Messrs. Bragin, Fink and Neal. The Board has determined that Messrs. Bragin, Fink and Neal satisfy the independence requirements of current Nasdaq National Market listing standards.

     The principal responsibilities of the Compensation Committee are to evaluate the performance and approve the compensation of the Company’s Chief Executive Officer and executive officers; prepare an annual report on executive compensation for inclusion in future proxy statements of the Company; and oversee the Company’s compensation and benefit plans for key employees and non-employee directors.

     The Compensation Committee reviews and approves corporate goals and objectives relevant to the Company’s Chief Executive Officer’s compensation, evaluates the Chief Executive Officer’s performance in light of these goals and objectives and establishes his compensation levels based on its evaluation. This Committee is also responsible for administration of the Company’s existing Employee Stock Option Plan and Non-Employee Director Stock Option Plan. The specific functions and responsibilities of the Compensation Committee are set forth in its written charter.

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     Nominating/Corporate Governance Committee. On June 30, 2005, the Board of Directors established a Nominating/Corporate Governance Committee, which is comprised of two directors, namely Messrs. Bragin and Neal. The Board has determined that Messrs. Bragin and Neal satisfy the independence requirements of current Nasdaq National Market listing standards. The Nominating/Corporate Governance Committee is governed by a written charter, which will be reviewed on an annual basis. A copy of the current Nominating/Corporate Governance Committee charter is attached hereto as Appendix C. The Nominating/Corporate Governance Committee charter is not currently available on the Company’s web site.

     The principal functions of the Nominating/Corporate Governance Committee are to: identify, consider and recommend to the Board qualified director nominees for election at the Company’s annual meeting; review and make recommendations on matters involving the general operation of the Board and its committees and recommend to the Board nominees for each committee of the Board; and develop and recommend to the Board the adoption and appropriate revision of the Company’s corporate governance practices.

Nominations of Directors

     The entire Board by majority vote selects the Director nominees to stand for election at the Company’s annual general meetings of shareholders and to fill vacancies occurring on the Board, based on the recommendations of the Nominating/Corporate Governance Committee. In selecting nominees to recommend to the Board to stand for election as Directors, the Nominating/Corporate Governance Committee will examine each Director nominee on a case-by-case basis regardless of who recommended the nominee and take into account all factors it considers appropriate. Directors shall be selected so that the Board is a diverse body. The Nominating/Corporate Governance Committee believes, however, that the following minimum qualifications must be met by a Director nominee to be recommended to stand for election as Director:

•	Each Director must display high personal and professional ethics, integrity and values.

•	Each Director must have the ability to exercise sound business judgment.

•	Each Director must be highly accomplished in his or her respective field, with broad experience at the executive or policy-making level in business, government, education, technology or public interest.

•	Each Director must have relevant expertise and experience, and be able to offer advice and guidance based on that expertise and experience.

•	Each Director must be able to represent all shareholders of the Company and be committed to enhancing long-term shareholder value.

•	Each Director must have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of the Company’s business.

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     The Nominating/Corporate Governance Committee may use various sources for identifying and evaluating nominees for Directors, including referrals from the Company’s current Directors, management and shareholders. The Nominating/Corporate Governance Committee will review the resume and qualifications of each candidate identified through any of the sources referenced above, and determine whether the candidate would add value to the Board. With respect to candidates that are determined by the Nominating/Corporate Governance Committee to be potential nominees, one or more members of the Committee will contact such candidates to determine the candidate’s general availability and interest in serving. Once it is determined that a candidate is a good prospect, the candidate will be invited to meet with the full Committee, which will conduct a personal interview with the candidate. During the interview, the Committee will evaluate whether the candidate meets the guidelines and criteria adopted by the Board as well as exploring any special or unique qualifications, expertise and experience offered by the candidate and how such qualifications, expertise and/or experience may complement that of existing Board members. If the candidate is approved by the Committee as a result of the Committee’s determination that the candidate will be able to add value to the Board and the candidate expresses his or her interest in serving on the Board, the Committee will then review its conclusions with the Board and recommend that the candidate be selected by the Board to stand for election by the shareholders or fill a vacancy or newly created position on the Board.

     Recommendations for Director nominees to be considered by the Nominating/Corporate Governance Committee, including recommendations from shareholders of the Company, should be sent in writing, together with appropriate biographical information concerning each proposed nominee, to the Nominating/Corporate Governance Committee of the Board of Directors, care of the Secretary of the Company, at the Company’s headquarters.

Communications with Board of Directors

     Shareholders may communicate with the full Board or individual Directors by submitting such communications in writing to Nicholas Financial, Inc., Attention: Board of Directors (or the individual Director(s)), Building C #501B, 2454 McMullen Booth Road, Clearwater, FL 33759. Such communications will be delivered directly to the appropriate Director(s).

Report of the Audit Committee

     The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Committee reviewed with the Company’s Independent Auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the

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Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the Independent Auditors the Auditors’ independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and considered the compatibility of nonaudit services with the Auditors’ independence.

     The Committee discussed with the Company’s Independent Auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Committee held two meetings during the fiscal year ended March 31, 2005.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report for filing with the Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company’s Independent Auditors for the fiscal year ending March 31, 2006.

     The foregoing report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates such report by reference therein.

Alton Neal, Audit Committee Chair
Stephen Bragin, Audit Committee Member
June 27, 2005

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EXECUTIVE OFFICERS AND COMPENSATION

(Form 51-102F6, National Instrument 51-102)

     The Company has two (2) executive officers, Peter L. Vosotas, Chairman of the Board, Chief Executive Officer and President, and Ralph T. Finkenbrink, Senior Vice-President and Chief Financial Officer. For additional information regarding, Messrs. Vosotas and Finkenbrink, see “Proposal 1: Election of Directors” above. For the fiscal year ended March 31, 2005, total cash compensation of US $849,832 was paid to the Company’s executive officers. Except pursuant to option grants as described below, there are no plans in effect pursuant to which cash or non-cash compensation was paid or distributed to the executive officers during the most recently completed financial year or is proposed to be paid or distributed in a subsequent year.

     The following table sets forth certain information concerning compensation paid to or earned by each of the Company’s executive officers for the fiscal years ended March 31, 2005, 2004 and 2003:

Summary Compensation Table

					Long-Term
	Fiscal				Compensation
	Year				Shares
	Ended	Annual Compensation			Underlying	All Other
Name & Principal Position	March 31	Salary	Bonus	Other	Options	Compensation
PETER L. VOSOTAS Chairman of the Board, Chief Executive Officer and President	2005	$186,000	$464,285	Nil	225,000	$8,439

	2004	$183,000	$304,060	Nil	225,000	$8,439

	2003	$174,000	$270,759	Nil	225,000	$10,453

RALPH T. FINKENBRINK Senior Vice President and Chief Financial Officer	2005	$113,125	$86,422	Nil	112,500	$4,104

	2004	$105,000	$61,083	Nil	150,000	$4,104

	2003	$100,000	$44,565	Nil	150,000	$7,135

Note: All of the above compensation amounts are expressed in U.S. dollars.

Note: Option shares in the above table have been adjusted for the three-for-two stock split effective June 17, 2005.

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Long Term Incentive Plan (LTIP) Awards

     The Company does not have a LTIP, pursuant to which cash or non-cash compensation (other than stock options) intended to serve as an incentive for performance (whereby performance is measured by reference to financial performance or the price of the Company’s securities) was paid or distributed to the Company’s executive officers during the fiscal year ended March 31, 2005.

Options and Stock Appreciation Rights (SARs)

     The Company currently maintains an Employee Stock Option Plan (the “Employee Plan”), under which stock options have been granted and may be granted to purchase up to an aggregate of 1,050,000 Common shares, and a Non-Employee Director Stock Option Plan (the “Director Plan”), under which stock options had been granted and may be granted to purchase up to an aggregate of 360,000 Common shares. As of March 31, 2005, stock options to purchase a total of up to 992,550 Common shares had been granted under the Employee Plan, leaving options for 57,450 Common shares available for issuance thereunder, and stock options to purchase a total of up to 260,000 Common shares had been granted under the Director Plan, leaving options for 100,000 Common shares available for issuance thereunder. As of March 31, 2005, no SARs had been granted to the Company’s executive officers by the Company.

     The following table sets forth information with respect to grants of stock options during the fiscal year ended March 31, 2005 to the executive officers of the Company:

Option Grants During Fiscal 2005

Market Value
		% of Total		of Securities
		Options		Underlying
		Granted to		Options on
Name of Executive	Option	Employees in	Exercise Price	Date of Grant	Expiration
Officer	Granted	Fiscal 2005	($/Share)	($/Share)	Date
Peter L. Vosotas	Nil	—	—	—	—

Ralph T. Finkenbrink	Nil	—	—	—	—

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     The following table sets forth information with respect to aggregate stock option exercises during the fiscal year ended March 31, 2005 by the executive officers of the Company and the fiscal year end value of unexercised options held by such executive officers.

Aggregated Option Exercises in Fiscal 2005
and Fiscal Year-End Option Values

			Number of	Value of
			Unexercised	Unexercised in-the-
			Options at Fiscal	Money Options at
	Number Of Shares		Year End	Fiscal Year End (2)
Name of Executive	Acquired on	Aggregate Value	Exercisable/	Exercisable/
Officer	Exercise	Realized (1)	Unexercisable	Unexercisable
Peter L. Vosotas	Nil	Nil	225,000/0	$2,411,000/$0

Ralph T. Finkenbrink	37,500	281,250	112,500/0	$1,195,300/$0

(1)	The aggregate value realized as shown above is calculated by the difference between the exercise price and the market price at the time of exercise, and does not necessarily mean the shares were sold.

(2)	Potential value of the exercisable/unexercisable in the money options calculated by multiplying the number of shares that may be acquired upon the exercise of options by the difference between (i) the closing sales price per share on March 31, 2005 ($12.00 per share, as adjusted) and (ii) the exercise price per share.

Note: Option shares in the above table have been adjusted for the three-for-two split effective June 17, 2005.

Employment Agreements

     Effective March 16, 2001, the Company entered into an employment agreement with Peter L. Vosotas, Chairman of the Board, President and Chief Executive Officer. The agreement currently provides for a minimum base salary of $186,000 and annual performance bonuses as determined by the Company’s Board of Directors. The initial term of this agreement was for a period of one year, however, the agreement automatically renews for successive two-year terms unless the Company provides to Mr. Vosotas, at least sixty days prior to the expiration of any term, written notification that it intends not to renew this agreement. Mr. Vosotas’s employment agreement provides that, if he is terminated by the Company without cause, he shall be entitled to severance equal to the sum of two times his annual base salary in effect at the time of such termination and his average annual bonus and other compensation for the two full calendar years immediately preceding such termination. Mr. Vosotas’s agreement further provides that, during the term of the agreement and for a period of two years thereafter, Mr. Vosotas will not, directly or indirectly, compete with the Company by engaging in certain proscribed activities.

     Effective November 22, 1999, the Company entered into an employment agreement with Ralph T. Finkenbrink, Senior Vice-President of Finance. The agreement currently provides for a minimum base salary of $115,000 and annual performance bonuses as determined by the Company’s Board of Directors. The initial term of this agreement was for a period of one year, however, the agreement automatically renews for successive two-year terms unless the Company provides to Mr. Finkenbrink, at least sixty days prior to the expiration of any term, written

21

notification that it intends not to renew this agreement. Mr. Finkenbrink’s employment agreement provides that, if he is terminated by the Company without cause, he shall be entitled to severance equal to the sum of two times his annual base salary in effect at the time of such termination and his average annual bonus and other compensation for the two full calendar years immediately preceding such termination. Mr. Finkenbrink’s agreement further provides that, during the term of the agreement and for a period of two years thereafter, Mr. Finkenbrink will not, directly or indirectly; compete with the Company by engaging in certain proscribed activities.

     In the event the Company terminated without cause, as of the day of this proxy statement, the employment of Peter L. Vosotas, the amount of severance would be equal to $1,140,346. In the event the Company terminated without cause, as of the day of this proxy statement, the employment of Ralph T. Finkenbrink, the amount of severance would be equal to $377,506.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and more than 10% shareholders to file reports of their beneficial ownership of the Company’s Common shares with the Commission and furnish copies of such reports to the Company. During the fiscal year ended March 31, 2005 the executive officers and directors of the Company filed with the Commission on a timely basis all required reports relating to transactions involving equity securities of the Company beneficially owned by them. The Company has relied on the written representation of its executive officers and directors and copies of the reports they have filed with the Commission in providing this information.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

     No Director or executive officer of the Company, no proposed nominee for election as a Director of the Company, and no associate or affiliate of any of them, is or has been indebted to the Company or its subsidiaries at any time since the beginning of the Company’s last completed financial year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has outstanding promissory notes issued to Peter L. Vosotas, President, Chief Executive Officer, and Chairman of the Board of the Company. As of March 31, 2005 and 2004, the aggregate principal balance of such notes totaled approximately $1.0 million and $682,000, respectively. These promissory notes are due upon thirty-day demand by Mr. Vosotas and carry an interest rate equal to the average cost of funds for the Company, plus twenty-five basis points. These notes have been approved by the Audit Committee of the Board of Directors and are on terms no less favorable to the Company than could be obtained from an unaffiliated third party.

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INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     No director or executive officer of the Company, no nominee for election as a director of the Company, no person who has been a director or executive officer of the Company since the commencement of the Company’s last completed fiscal year and no associate or affiliate of any of the foregoing has any material interest, direct or indirect, by way of beneficial ownership or securities or otherwise, in any matter to be acted upon at the Meeting.

SHAREHOLDER PROPOSALS

     The deadline for submission of shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), for inclusion in the Company’s proxy statement for its 2006 Annual General Meeting of Shareholders is March 15, 2006. After May 29, 2006, notice to the Company of a shareholder proposal submitted other than pursuant to Rule 14a-8 is considered untimely, and the persons named in proxies solicited by the Board of Directors of the Company for the 2006 Annual General Meeting may exercise discretionary voting power with respect to any such proposal.

OTHER MATTERS

MANAGEMENT KNOWS OF NO OTHER MATTERS TO COME BEFORE THE MEETING OTHER THAN THOSE REFERRED TO IN THE NOTICE OF MEETING. HOWEVER, SHOULD ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE SHARES REPRESENTED BY THE PROXY SOLICITED HEREBY WILL, ON A POLL, BE VOTED ON SUCH MATTERS IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS VOTING THE SHARES REPRESENTED BY THE PROXY.

APPROVAL AND CERTIFICATION

     The contents of this Information Circular have been approved and this mailing has been authorized by the Directors of the Company.

     Where information contained in this Information Circular rests specifically within the knowledge of a person other than the Company, and that person has provided the information to the Company, the Company has relied upon information furnished by such person.

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     The foregoing contains no untrue statement of material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

Dated this 13th day of July, 2005

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Peter L. Vosotas
Chairman of the Board,
Chief Executive Officer and President

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Appendix A

Nicholas Financial, Inc.

(the “Company”)

ARTICLES

- ii -

- iii -

- iv -

- v -

1. Interpretation

1.1 Definitions

In these Articles, unless the context otherwise requires:

(1)	“board of directors”, “directors” and “board” mean the directors or sole director of the Company for the time being;

(2)	“Business Corporations Act” means the Business Corporations Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

(3)	“legal personal representative” means the personal or other legal representative of the shareholder;

(4)	“registered address” of a shareholder means the shareholder’s address as recorded in the central securities register;

(5)	“seal” means the seal of the Company, if any.

1.2 Business Corporations Act and Interpretation Act Definitions Applicable

The definitions in the Business Corporations Act and the definitions and rules of construction in the Interpretation Act, with the necessary changes, so far as applicable, and unless the context requires otherwise, apply to these Articles as if they were an enactment. If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these Articles, the definition in the Business Corporations Act will prevail in relation to the use of the term in these Articles. If there is a conflict between these Articles and the Business Corporations Act, the Business Corporations Act will prevail.

2. Shares and Share Certificates

2.1 Authorized Share Structure

The authorized share structure of the Company consists of shares of the class or classes and series, if any, described in the Notice of Articles of the Company.

2.2 Form of Share Certificate

Each share certificate issued by the Company must comply with, and be signed as required by, the Business Corporations Act.

2.3 Shareholder Entitled to Certificate or Acknowledgment

Each shareholder is entitled, without charge, to (a) one share certificate representing the shares of each class or series of shares registered in the shareholder’s name or (b) a non-transferable written acknowledgment of the shareholder’s right to obtain such a share certificate, provided that in respect of a share held jointly by several persons, the Company is not bound to issue more than one share certificate and delivery of a share certificate for a share to one of several joint shareholders or to one of the shareholders’ duly authorized agents will be sufficient delivery to all.

2.4 Delivery by Mail

Any share certificate or non-transferable written acknowledgment of a shareholder’s right to obtain a share certificate may be sent to the shareholder by mail at the shareholder’s registered address and neither the

Company nor any director, officer or agent of the Company is liable for any loss to the shareholder because the share certificate or acknowledgement is lost in the mail or stolen.

2.5 Replacement of Worn Out or Defaced Certificate or Acknowledgement

If the directors are satisfied that a share certificate or a non-transferable written acknowledgment of the shareholder’s right to obtain a share certificate is worn out or defaced, they must, on production to them of the share certificate or acknowledgment, as the case may be, and on such other terms, if any, as they think fit:

(1)	order the share certificate or acknowledgment, as the case may be, to be cancelled; and

(2)	issue a replacement share certificate or acknowledgment, as the case may be.

2.6 Replacement of Lost, Stolen or Destroyed Certificate or Acknowledgment

If a share certificate or a non-transferable written acknowledgment of a shareholder?s right to obtain a share certificate is lost, stolen or destroyed, a replacement share certificate or acknowledgment, as the case may be, must be issued to the person entitled to that share certificate or acknowledgment, as the case may be, if the directors receive:

(1)	proof satisfactory to them that the share certificate or acknowledgment is lost, stolen or destroyed; and

(2)	any indemnity the directors consider adequate.

2.7 Splitting Share Certificates

If a shareholder surrenders a share certificate to the Company with a written request that the Company issue in the shareholder’s name two or more share certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as the share certificate so surrendered, the Company must cancel the surrendered share certificate and issue replacement share certificates in accordance with that request.

2.8 Certificate Fee

There must be paid to the Company, in relation to the issue of any share certificate under Articles 2.5, 2.6 or 2.7, the amount, if any and which must not exceed the amount prescribed under the Business Corporations Act, determined by the directors.

2.9 Recognition of Trusts

Except as required by law or statute or these Articles, no person will be recognized by the Company as holding any share upon any trust, and the Company is not bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or fraction of a share or (except as by law or statute or these Articles provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the shareholder.

3. Issue of Shares

3.1 Directors Authorized

Subject to the Business Corporations Act and the rights of the holders of issued shares of the Company, the

Company may issue, allot, sell or otherwise dispose of the unissued shares, and issued shares held by the Company, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices (including any premium at which shares with par value may be issued) that the directors may determine. The issue price for a share with par value must be equal to or greater than the par value of the share.

3.2 Commissions and Discounts

The Company may at any time pay a reasonable commission or allow a reasonable discount to any person in consideration of that person purchasing or agreeing to purchase shares of the Company from the Company or any other person or procuring or agreeing to procure purchasers for shares of the Company.

3.3 Brokerage

The Company may pay such brokerage fee or other consideration as may be lawful for or in connection with the sale or placement of its securities.

3.4 Conditions of Issue

Except as provided for by the Business Corporations Act, no share may be issued until it is fully paid. A share is fully paid when:

(1)	consideration is provided to the Company for the issue of the share by one or more of the following:

(a)	past services performed for the Company;

(b)	property;

(c)	money; and

(2)	the value of the consideration received by the Company equals or exceeds the issue price set for the share under Article 3.1.

3.5 Share Purchase Warrants and Rights

Subject to the Business Corporations Act, the Company may issue share purchase warrants, options and rights upon such terms and conditions as the directors determine, which share purchase warrants, options and rights may be issued alone or in conjunction with debentures, debenture stock, bonds, shares or any other securities issued or created by the Company from time to time.

4. Share Registers

4.1 Central Securities Register

As required by and subject to the Business Corporations Act, the Company must maintain in British Columbia a central securities register. The directors may, subject to the Business Corporations Act, appoint an agent to maintain the central securities register. The directors may also appoint one or more agents, including the agent which keeps the central securities register, as transfer agent for its shares or any class or series of its shares, as the case may be, and the same or another agent as registrar for its shares or such class or series of its shares, as the case may be. The directors may terminate such appointment of any agent at any time and may appoint another agent in its place.

4.2 Closing Register

The Company must not at any time close its central securities register.

5. Share Transfers

5.1 Registering Transfers

A transfer of a share of the Company must not be registered unless:

(1)	a duly signed instrument of transfer in respect of the share has been received by the Company;

(2)	if a share certificate has been issued by the Company in respect of the share to be transferred, that share certificate has been surrendered to the Company; and

(3)	if a non-transferable written acknowledgment of the shareholder’s right to obtain a share certificate has been issued by the Company in respect of the share to be transferred, that acknowledgment has been surrendered to the Company.

5.2 Form of Instrument of Transfer

The instrument of transfer in respect of any share of the Company must be either in the form, if any, on the back of the Company’s share certificates or in any other form that may be approved by the directors from time to time.

5.3 Transferor Remains Shareholder

Except to the extent that the Business Corporations Act otherwise provides, the transferor of shares is deemed to remain the holder of the shares until the name of the transferee is entered in a securities register of the Company in respect of the transfer.

5.4 Signing of Instrument of Transfer

If a shareholder, or his or her duly authorized attorney, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer or specified in any other manner, or, if no number is specified, all the shares represented by the share certificates or set out in the written acknowledgments deposited with the instrument of transfer:

(1)	in the name of the person named as transferee in that instrument of transfer; or

(2)	if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered.

5.5 Enquiry as to Title Not Required

Neither the Company nor any director, officer or agent of the Company is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares, of any interest in the shares, of any share certificate representing such shares or of any written acknowledgment of a right to obtain a share certificate for such shares.

5.6 Transfer Fee

There must be paid to the Company, in relation to the registration of any transfer, the amount, if any, determined by the directors.

6. Transmission of Shares

6.1 Legal Personal Representative Recognized on Death

In case of the death of a shareholder, the legal personal representative, or if the shareholder was a joint holder, the surviving joint holder, will be the only person recognized by the Company as having any title to the shareholder’s interest in the shares. Before recognizing a person as a legal personal representative, the directors may require proof of appointment by a court of competent jurisdiction, a grant of letters probate, letters of administration or such other evidence or documents as the directors consider appropriate.

6.2 Rights of Legal Personal Representative

The legal personal representative has the same rights, privileges and obligations that attach to the shares held by the shareholder, including the right to transfer the shares in accordance with these Articles, provided the documents required by the Business Corporations Act and the directors have been deposited with the Company.

7. Purchase of Shares

7.1 Company Authorized to Purchase Shares

Subject to Article 7.2, the special rights and restrictions attached to the shares of any class or series and the Business Corporations Act, the Company may, if authorized by the directors, purchase or otherwise acquire any of its shares at the price and upon the terms specified in such resolution.

7.2 Purchase When Insolvent

The Company must not make a payment or provide any other consideration to purchase or otherwise acquire any of its shares if there are reasonable grounds for believing that:

(1)	the Company is insolvent; or

(2)	making the payment or providing the consideration would render the Company insolvent.

7.3 Sale and Voting of Purchased Shares

If the Company retains a share redeemed, purchased or otherwise acquired by it, the Company may sell, gift or otherwise dispose of the share, but, while such share is held by the Company, it:

(1)	is not entitled to vote the share at a meeting of its shareholders;

(2)	must not pay a dividend in respect of the share; and

(3)	must not make any other distribution in respect of the share.

8. Borrowing Powers

The Company, if authorized by the directors, may:

(1)	borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that they consider appropriate;

(2)	issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person and at such discounts or premiums and on such other terms as they consider appropriate;

(3)	guarantee the repayment of money by any other person or the performance of any obligation of any other person; and

(4)	mortgage, charge, whether by way of specific or floating charge, grant a security interest in, or give other security on, the whole or any part of the present and future assets and undertaking of the Company.

9. Alterations

9.1 Alteration of Authorized Share Structure

Subject to Article 9.3 and the Business Corporations Act, the Company may by resolution of the directors:

(1)	create one or more classes or series of shares or, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares;

(2)	increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;

(3)	if the Company is authorized to issue shares of a class of shares with par value:

(a)	decrease the par value of those shares; or

(b)	if none of the shares of that class of shares are allotted or issued, increase the par value of those shares;

(4)	subdivide all or any of its unissued or fully paid issued shares by way of a stock dividend;

(5)	change all or any of its unissued, or fully paid issued, shares with par value into shares without par value or any of its unissued shares without par value into shares with par value;

(6)	alter the identifying name of any of its shares; or

(7)	otherwise alter its shares or authorized share structure when required or permitted to do so by the Business Corporations Act.

9.2 Consolidations and “Call-in” Subdivisions

Subject to Article 9.3 and the Business Corporations Act, the Company may by ordinary resolution:

(1)	consolidate all or any of its unissued, or fully paid issued, shares.

(2)	subdivide all or any of its unissued or fully paid issued shares, other than by way of a stock dividend.

9.3 Special Rights and Restrictions

Subject to the Business Corporations Act, the Company may by special resolution:

(1)	create special rights or restrictions for, and attach those special rights or restrictions to, the shares of any class or series of shares, whether or not any or all of those shares have been issued; or

(2)	vary or delete any special rights or restrictions attached to the shares of any class or series of shares, whether or not any or all of those shares have been issued.

9.4 Change of Name

The Company may by resolution of the directors authorize an alteration of its Notice of Articles in order to change its name or adopt or change any translation of that name.

9.5 Other Alterations

If the Business Corporations Act does not specify the type of resolution and these Articles do not specify another type of resolution, the Company may by ordinary resolution alter these Articles.

10. Meetings of Shareholders

10.1 Annual General Meetings

Unless an annual general meeting is deferred or waived in accordance with the Business Corporations Act, the Company must hold its first annual general meeting within 18 months after the date on which it was incorporated or otherwise recognized, and after that must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual reference date at such time and place as may be determined by the directors.

10.2 Resolution Instead of Annual General Meeting

If all the shareholders who are entitled to vote at an annual general meeting consent by a unanimous resolution under the Business Corporations Act to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date of the unanimous resolution. The shareholders must, in any unanimous resolution passed under this Article 10.2, select as the Company’s annual reference date a date that would be appropriate for the holding of the applicable annual general meeting.

10.3 Calling of Meetings of Shareholders

The directors may, whenever they think fit, call a meeting of shareholders.

10.4 Notice for Meetings of Shareholders

The Company must send notice of the date, time and location of any meeting of shareholders, in the manner provided in these Articles, or in such other manner, if any, as may be prescribed by ordinary resolution (whether previous notice of the resolution has been given or not), to each shareholder entitled to attend the meeting, to each director and to the auditor of the Company, unless these Articles otherwise provide, at least the following number of days before the meeting:

(1)	if and for so long as the Company is a public company, 21 days;

(2)	otherwise, 10 days.

10.5 Record Date for Notice

The directors may set a date as the record date for the purpose of determining shareholders entitled to notice of any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. The record date must not precede the date on which the meeting is held by fewer than:

(1)	if and for so long as the Company is a public company, 21 days;

(2)	otherwise, 10 days.

If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.6 Record Date for Voting

The directors may set a date as the record date for the purpose of determining shareholders entitled to vote at any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.7 Failure to Give Notice and Waiver of Notice

The accidental omission to send notice of any meeting to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting. Any person entitled to notice of a meeting of shareholders may, in writing or otherwise, waive or reduce the period of notice of such meeting.

10.8 Notice of Special Business at Meetings of Shareholders

If a meeting of shareholders is to consider special business within the meaning of Article 11.1, the notice of meeting must:

(1)	state the general nature of the special business; and

(2)	if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, have attached to it a copy of the document or state that a copy of the document will be available for inspection by shareholders:

(a)	at the Company’s records office, or at such other reasonably accessible location in British Columbia as is specified in the notice; and

(b)	during statutory business hours on any one or more specified days before the day set for the holding of the meeting.

11. Proceedings at Meetings of Shareholders

11.1 Special Business

At a meeting of shareholders, the following business is special business:

(1)	at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of or voting at the meeting;

(2)	at an annual general meeting, all business is special business except for the following:

(a)	business relating to the conduct of or voting at the meeting;

(b)	consideration of any financial statements of the Company presented to the meeting;

(c)	consideration of any reports of the directors or auditor;

(d)	the setting or changing of the number of directors;

(e)	the election or appointment of directors;

(f)	the appointment of an auditor;

(g)	the setting of the remuneration of an auditor;

(h)	business arising out of a report of the directors not requiring the passing of a special resolution or an exceptional resolution;

(i)	any other business which, under these Articles or the Business Corporations Act, may be transacted at a meeting of shareholders without prior notice of the business being given to the shareholders.

11.2 Special Majority

The majority of votes required for the Company to pass a special resolution at a meeting of shareholders is two-thirds of the votes cast on the resolution.

11.3 Quorum

Save as herein otherwise provided, a quorum shall not be less than two members or proxyholders representing two members, or one member and a proxyholder representing another member, holding in aggregate at least 33 1/3% of the total issued and outstanding shares of the Company on the record date for the meeting.

11.4 One Shareholder May Constitute Quorum

If there is only one shareholder entitled to vote at a meeting of shareholders:

(1)	the quorum is one person who is, or who represents by proxy, that shareholder, and

(2)	that shareholder, present in person or by proxy, may constitute the meeting.

11.5 Other Persons May Attend

The directors, the president (if any), the secretary (if any), the assistant secretary (if any), any lawyer for the

Company, the auditor of the Company and any other persons invited by the directors are entitled to attend any meeting of shareholders, but if any of those persons does attend a meeting of shareholders, that person is not to be counted in the quorum and is not entitled to vote at the meeting unless that person is a shareholder or proxy holder entitled to vote at the meeting.

11.6 Requirement of Quorum

No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting, but such quorum need not be present throughout the meeting.

11.7 Lack of Quorum

If, within one-half hour from the time set for the holding of a meeting of shareholders, a quorum is not present:

(1)	in the case of a general meeting requisitioned by shareholders, the meeting is dissolved, and

(2)	in the case of any other meeting of shareholders, the meeting stands adjourned to the same day in the next week at the same time and place.

11.8 Lack of Quorum at Succeeding Meeting

If, at the meeting to which the meeting referred to in Article 11.7(2) was adjourned, a quorum is not present within one-half hour from the time set for the holding of the meeting, the person or persons present and being, or representing by proxy, one or more shareholders entitled to attend and vote at the meeting constitute a quorum.

11.9 Chair

The following individual is entitled to preside as chair at a meeting of shareholders:

(1)	the chair of the board, if any; or

(2)	if the chair of the board is absent or unwilling to act as chair of the meeting, the president, if any.

11.10 Selection of Alternate Chair

If, at any meeting of shareholders, there is no chair of the board or president present within 15 minutes after the time set for holding the meeting, or if the chair of the board and the president are unwilling to act as chair of the meeting, or if the chair of the board and the president have advised the secretary, if any, or any director present at the meeting, that they will not be present at the meeting, the directors present must choose one of their number to be chair of the meeting or if all of the directors present decline to take the chair or fail to so choose or if no director is present, the shareholders entitled to vote at the meeting who are present in person or by proxy may choose any person present at the meeting to chair the meeting.

11.11 Adjournments

The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

11.12 Notice of Adjourned Meeting

It is not necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

11.13 Decisions by Show of Hands or Poll

Subject to the Business Corporations Act, every motion put to a vote at a meeting of shareholders will be decided on a show of hands unless a poll, before or on the declaration of the result of the vote by show of hands, is directed by the chair or demanded by at least one shareholder entitled to vote who is present in person or by proxy.

11.14 Declaration of Result

The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the meeting. A declaration of the chair that a resolution is carried by the necessary majority or is defeated is, unless a poll is directed by the chair or demanded under Article 11.13, conclusive evidence without proof of the number or proportion of the votes recorded in favour of or against the resolution.

11.15 Motion Need Not be Seconded

No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion.

11.16 Casting Vote

In case of an equality of votes, the chair of a meeting of shareholders does not, either on a show of hands or on a poll, have a second or casting vote in addition to the vote or votes to which the chair may be entitled as a shareholder.

11.17 Manner of Taking Poll

Subject to Article 11.18, if a poll is duly demanded at a meeting of shareholders:

(1)	the poll must be taken:

(a)	at the meeting, or within seven days after the date of the meeting, as the chair of the meeting directs; and

(b)	in the manner, at the time and at the place that the chair of the meeting directs;

(2)	the result of the poll is deemed to be the decision of the meeting at which the poll is demanded; and

(3)	the demand for the poll may be withdrawn by the person who demanded it.

11.18 Demand for Poll on Adjournment

A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting.

11.19 Chair Must Resolve Dispute

In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of the meeting must determine the dispute, and his or her determination made in good faith is final and conclusive.

11.20 Casting of Votes

On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way.

11.21 Demand for Poll

No poll may be demanded in respect of the vote by which a chair of a meeting of shareholders is elected.

11.22 Demand for Poll Not to Prevent Continuance of Meeting

The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of a meeting for the transaction of any business other than the question on which a poll has been demanded.

11.23 Retention of Ballots and Proxies

The Company must, for at least three months after a meeting of shareholders, keep each ballot cast on a poll and each proxy voted at the meeting, and, during that period, make them available for inspection during normal business hours by any shareholder or proxyholder entitled to vote at the meeting. At the end of such three month period, the Company may destroy such ballots and proxies.

12. Votes of Shareholders

12.1 Number of Votes by Shareholder or by Shares

Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint shareholders under Article 12.3:

(1)	on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote on the matter has one vote; and

(2)	on a poll, every shareholder entitled to vote on the matter has one vote in respect of each share entitled to be voted on the matter and held by that shareholder and may exercise that vote either in person or by proxy.

12.2 Votes of Persons in Representative Capacity

A person who is not a shareholder may vote at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting, if, before doing so, the person satisfies the chair of the meeting, or the directors, that the person is a legal personal representative or a trustee in bankruptcy for a shareholder who is entitled to vote at the meeting.

12.3 Votes by Joint Holders

If there are joint shareholders registered in respect of any share:

(1)	any one of the joint shareholders may vote at any meeting, either personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it; or

(2)	if more than one of the joint shareholders is present at any meeting, personally or by proxy,

and more than one of them votes in respect of that share, then only the vote of the joint shareholder present whose name stands first on the central securities register in respect of the share will be counted.

12.4 Legal Personal Representatives as Joint Shareholders

Two or more legal personal representatives of a shareholder in whose sole name any share is registered are, for the purposes of Article 12.3, deemed to be joint shareholders.

12.5 Representative of a Corporate Shareholder

If a corporation, that is not a subsidiary of the Company, is a shareholder, that corporation may appoint a person to act as its representative at any meeting of shareholders of the Company, and:

(1)	for that purpose, the instrument appointing a representative must:

(a)	be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice for the receipt of proxies, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(b)	be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting;

(2)	if a representative is appointed under this Article 12.5:

(a)	the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the representative represents as that corporation could exercise if it were a shareholder who is an individual, including, without limitation, the right to appoint a proxy holder; and

(b)	the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.

Evidence of the appointment of any such representative may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

12.6 Proxy Provisions Do Not Apply to All Companies

If and for so long as the Company is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply, Articles 12.7 to 12.15 apply only insofar as they are not inconsistent with any securities legislation in any province or territory of Canada or in the federal jurisdiction of the United States or in any states of the United States that is applicable to the Company and insofar as they are not inconsistent with the regulations and rules made and promulgated under that legislation and all administrative policy statements, blanket orders and rulings, notices and other administrative directions issued by securities commissions or similar authorities appointed under that legislation.

12.7 Appointment of Proxy Holders

Every shareholder of the Company, including a corporation that is a shareholder but not a subsidiary of the Company, entitled to vote at a meeting of shareholders of the Company may, by proxy, appoint one or more

(but not more than five) proxy holders to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy.

12.8 Alternate Proxy Holders

A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder.

12.9 When Proxy Holder Need Not Be Shareholder

A person must not be appointed as a proxy holder unless the person is a shareholder, although a person who is not a shareholder may be appointed as a proxy holder if:

(1)	the person appointing the proxy holder is a corporation or a representative of a corporation appointed under Article 12.5;

(2)	the Company has at the time of the meeting for which the proxy holder is to be appointed only one shareholder entitled to vote at the meeting; or

(3)	the shareholders present in person or by proxy at and entitled to vote at the meeting for which the proxy holder is to be appointed, by a resolution on which the proxy holder is not entitled to vote but in respect of which the proxy holder is to be counted in the quorum, permit the proxy holder to attend and vote at the meeting.

12.10 Deposit of Proxy

A proxy for a meeting of shareholders must:

(1)	be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(2)	unless the notice provides otherwise, be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting.

A proxy may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

12.11 Validity of Proxy Vote

A vote given in accordance with the terms of a proxy is valid notwithstanding the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received:

(1)	at the registered office of the Company, at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(2)	by the chair of the meeting, before the vote is taken.

12.12 Form of Proxy

A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form approved by the directors or the chair of the meeting:

Nicholas Financial, Inc.

(the “Company”)

The undersigned, being a shareholder of the Company, hereby appoints [name] or, failing that person, [name], as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders of the Company to be held on [month, day, year] and at any adjournment of that meeting.

Number of shares in respect of which this proxy is given (if no number is specified, then this proxy if given in respect of all shares registered in the name of the shareholder):

Signed [month, day, year]

[Signature of shareholder]

[Name of shareholder’ printed]

12.13 Revocation of Proxy

Subject to Article 12.14, every proxy may be revoked by an instrument in writing that is:

(1)	received at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(2)	provided, at the meeting, to the chair of the meeting.

12.14 Revocation of Proxy Must Be Signed

An instrument referred to in Article 12.13 must be signed as follows:

(1)	if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or his or her legal personal representative or trustee in bankruptcy;

(2)	if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 12.5.

12.15 Production of Evidence of Authority to Vote

The chair of any meeting of shareholders may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.

13. Directors

13.1 First Directors; Number of Directors

The first directors are the persons designated as directors of the Company in the Notice of Articles that applies to the Company when it is recognized under the Business Corporations Act. The number of directors, excluding additional directors appointed under Article 14.8, is set at:

(1)	subject to paragraphs (2) and (3), the number of directors that is equal to the number of the Company’s first directors;

(2)	if the Company is a public company, the greater of five and the most recently set of:

(a)	the number of directors set by resolution of the board of directors (whether or not previous notice of the resolution was given); and

(b)	the number of directors set under Article 14.4;

provided that the number of directors so determined shall not be less than five (5), nor more than eleven (11), at any time;

(3)	if the Company is not a public company, the most recently set of:

(a)	the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and

(b)	the number of directors set under Article 14.4.

13.2 Change in Number of Directors

If the number of directors is set under Articles 13.1(2)(a) or 13.1(3)(a):

(1)	the shareholders may elect or appoint the directors needed to fill any vacancies in the board of directors up to that number;

(2)	if the shareholders do not elect or appoint the directors needed to fill any vacancies in the board of directors up to that number contemporaneously with the setting of that number, then the directors may appoint, or the shareholders may elect or appoint, directors to fill those vacancies.

13.3 Directors’ Acts Valid Despite Vacancy

An act or proceeding of the directors is not invalid merely because fewer than the number of directors set or otherwise required under these Articles is in office.

13.4 Qualifications of Directors

A director is not required to hold a share in the capital of the Company as qualification for his or her office but must be qualified as required by the Business Corporations Act to become, act or continue to act as a director.

13.5 Remuneration of Directors

The directors are entitled to the remuneration for acting as directors, if any, as the directors may from time to time determine. If the directors so decide, the remuneration of the directors, if any, will be determined by the shareholders. That remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such, who is also a director.

13.6 Reimbursement of Expenses of Directors

The Company must reimburse each director for the reasonable expenses that he or she may incur in and about the business of the Company.

13.7 Special Remuneration for Directors

If any director performs any professional or other services for the Company that in the opinion of the directors are outside the ordinary duties of a director, or if any director is otherwise specially occupied in or about the Company’s business, he or she may be paid remuneration fixed by the directors, or, at the option of that director, fixed by ordinary resolution, and such remuneration may be either in addition to, or in substitution for, any other remuneration that he or she may be entitled to receive.

13.8 Gratuity, Pension or Allowance on Retirement of Director

Unless otherwise determined by ordinary resolution, the directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Company or to his or her spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

14. Election and Removal of Directors

14.1 Election at Annual General Meeting

At every annual general meeting and in every unanimous resolution contemplated by Article 10.2:

(1)	the shareholders entitled to vote at the annual general meeting for the election of directors must elect, or in the unanimous resolution appoint, a board of directors consisting of the number of directors whose term of appointment expires immediately preceding the date of the annual general meeting, up to the number of directors for the time being set under these Articles; and

(2)	unless otherwise determined by resolution of the board of directors, each of the directors ceases to hold office immediately before the date of the third annual general meeting after their election or appointment as a director under paragraph (1), but are eligible for re-election or re-appointment.

14.2 Consent to be a Director

No election, appointment or designation of an individual as a director is valid unless:

(1)	that individual consents to be a director in the manner provided for in the Business Corporations Act;

(2)	that individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director; or

(3)	with respect to first directors, the designation is otherwise valid under the Business Corporations Act.

14.3 Failure to Elect or Appoint Directors

If:

(1)	the Company fails to hold an annual general meeting, and all the shareholders who are entitled to vote at an annual general meeting fail to pass the unanimous resolution contemplated by Article 10.2, on or before the date by which the annual general meeting is required to be held under the Business Corporations Act; or

(2)	the shareholders fail, at the annual general meeting or in the unanimous resolution contemplated by Article 10.2, to elect or appoint any directors;

then each director then in office continues to hold office until the earlier of:

(3)	the date on which his or her successor is elected or appointed; and

(4)	the date on which he or she otherwise ceases to hold office under the Business Corporations Act or these Articles.

14.4 Places of Retiring Directors Not Filled

If, at any meeting of shareholders at which there should be an election of directors, the places of any of the retiring directors are not filled by that election, those retiring directors who are not re-elected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office to complete the number of directors for the time being set pursuant to these Articles until further new directors are elected at a meeting of shareholders convened for that purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors for the time being set pursuant to these Articles, the number of directors of the Company is deemed to be set at the number of directors actually elected or continued in office.

14.5 Directors May Fill Casual Vacancies

Any casual vacancy occurring in the board of directors may be filled by the directors.

14.6 Remaining Directors Power to Act

The directors may act notwithstanding any vacancy in the board of directors, but if the Company has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the directors may only act for the purpose of appointing directors up to that number or of summoning a meeting of shareholders for the purpose of filling any vacancies on the board of directors or, subject to the Business Corporations Act, for any other purpose.

14.7 Shareholders May Fill Vacancies

If the Company has no directors or fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the shareholders may elect or appoint directors to fill any vacancies on the board of directors.

14.8 Additional Directors

Notwithstanding Articles 13.1 and 13.2, between annual general meetings or unanimous resolutions contemplated by Article 10.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this Article 14.8 must not at any time exceed:

(1)	one-third of the number of first directors, if, at the time of the appointments, one or more of the first directors have not yet completed their first term of office; or

(2)	in any other case, one-third of the number of the current directors who were elected or appointed as directors other than under this Article 14.8.

Any director so appointed ceases to hold office immediately before the next election or appointment of directors under Article 14.1(1), but is eligible for re-election or re-appointment.

14.9 Ceasing to be a Director

A director ceases to be a director when:

(1)	the term of office of the director expires;

(2)	the director dies;

(3)	the director resigns as a director by notice in writing provided to the Company or a lawyer for the Company; or

(4)	the director is removed from office pursuant to Articles 14.10 or 14.11.

14.10 Removal of Director by Shareholders

The Company may remove any director before the expiration of his or her term of office by special resolution. In that event, the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy.

14.11 Removal of Director by Directors

The directors may remove any director before the expiration of his or her term of office if the director is convicted of an indictable offence, or if the director ceases to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.

15. Alternate Directors

15.1 Appointment of Alternate Director

Any director (an “appointor”) may by notice in writing received by the Company appoint any person (an “appointee”) who is qualified to act as a director to be his or her alternate to act in his or her place at meetings of the directors or committees of the directors at which the appointor is not present unless (in the case of an appointee who is not a director) the directors have reasonably disapproved the appointment of such person as an alternate director and have given notice to that effect to his or her appointor within a reasonable time after the notice of appointment is received by the Company.

15.2 Notice of Meetings

Every alternate director so appointed is entitled to notice of meetings of the directors and of committees of the directors of which his or her appointor is a member and to attend and vote as a director at any such meetings at which his or her appointor is not present.

15.3 Alternate for More Than One Director Attending Meetings

A person may be appointed as an alternate director by more than one director, and an alternate director:

(1)	will be counted in determining the quorum for a meeting of directors once for each of his or her appointors and, in the case of an appointee who is also a director, once more in that capacity;

(2)	has a separate vote at a meeting of directors for each of his or her appointors and, in the case of an appointee who is also a director, an additional vote in that capacity;

(3)	will be counted in determining the quorum for a meeting of a committee of directors once for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a director, once more in that capacity;

(4)	has a separate vote at a meeting of a committee of directors for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a director, an additional vote in that capacity.

15.4 Consent Resolutions

Every alternate director, if authorized by the notice appointing him or her, may sign in place of his or her appointor any resolutions to be consented to in writing.

15.5 Alternate Director Not an Agent

Every alternate director is deemed not to be the agent of is or her appointor.

15.6 Revocation of Appointment of Alternate Director

An appointor may at any time, by notice in writing received by the Company, revoke the appointment of an alternate director appointed by him or her.

15.7 Ceasing to be an Alternate Director

The appointment of an alternate director ceases when:

(1)	his or her appointor ceases to be a director and is not promptly re-elected or re-appointed;

(2)	the alternate director dies;

(3)	the alternate director resigns as an alternate director by notice in writing provided to the Company or a lawyer for the Company;

(4)	the alternate director ceases to be qualified to act as a director; or

(5)	his or her appointor revokes the appointment of the alternate director.

15.8 Remuneration and Expenses of Alternate Director

The Company may reimburse an alternate director for the reasonable expenses that would be properly reimbursed if he or she were a director, and the alternate director is entitled to receive from the Company such proportion, if any, of the remuneration otherwise payable to the appointor as the appointor may from time to time direct.

16. Powers and Duties of Directors

16.1 Powers of Management

The directors must, subject to the Business Corporations Act and these Articles, manage or supervise the management of the business and affairs of the Company and have the authority to exercise all such powers of the Company as are not, by the Business Corporations Act or by these Articles, required to be exercised by the shareholders of the Company.

16.2 Appointment of Attorney of Company

The directors may from time to time, by power of attorney or other instrument, under seal if so required by law, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles and excepting the power to fill vacancies in the board of directors, to remove a director, to change the membership of, or fill vacancies in, any committee of the directors, to appoint or remove officers appointed by the directors and to declare dividends) and for such period, and with such remuneration and subject to such conditions as the directors may think fit. Any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him or her.

17. Disclosure of Interest of Directors

17.1 Obligation to Account for Profits

A director or senior officer who holds a disclosable interest (as that term is used in the Business Corporations Act) in a contract or transaction into which the Company has entered or proposes to enter is liable to account to the Company for any profit that accrues to the director or senior officer under or as a result of the contract or transaction only if and to the extent provided in the Business Corporations Act.

17.2 Restrictions on Voting by Reason of Interest

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter is not entitled to vote on any directors? resolution to approve that contract or transaction, unless all the directors have a disclosable interest in that contract or transaction, in which case any or all of those directors may vote on such resolution.

17.3 Interested Director Counted in Quorum

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter and who is present at the meeting of directors at which the contract or transaction is considered for approval may be counted in the quorum at the meeting whether or not the director votes on any or all of the resolutions considered at the meeting.

17.4 Disclosure of Conflict of Interest or Property

A director or senior officer who holds any office or possesses any property, right or interest that could result, directly or indirectly, in the creation of a duty or interest that materially conflicts with that individual’s duty or interest as a director or senior officer, must disclose the nature and extent of the conflict as required by the Business Corporations Act.

17.5 Director Holding Other Office in the Company

A director may hold any office or place of profit with the Company, other than the office of auditor of the Company, in addition to his or her office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine.

17.6 No Disqualification

No director or intended director is disqualified by his or her office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with the Company or as vendor, purchaser or otherwise, and no contract or transaction entered into by or on behalf of the Company in which a director is in any way interested is liable to be voided for that reason.

17.7 Professional Services by Director or Officer

Subject to the Business Corporations Act, a director or officer, or any person in which a director or officer has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer or such person is entitled to remuneration for professional services as if that director or officer were not a director or officer.

17.8 Director or Officer in Other Corporations

A director or officer may be or become a director, officer or employee of, or otherwise interested in, any person in which the Company may be interested as a shareholder or otherwise, and, subject to the Business Corporations Act, the director or officer is not accountable to the Company for any remuneration or other benefits received by him or her as director, officer or employee of, or from his or her interest in, such other person.

18. Proceedings of Directors

18.1 Meetings of Directors

The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of the directors held at regular intervals may be held at the place, at the time and on the notice, if any, as the directors may from time to time determine.

18.2 Voting at Meetings

Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

18.3 Chair of Meetings

The following individual is entitled to preside as chair at a meeting of directors:

(1)	the chair of the board, if any;

(2)	in the absence of the chair of the board, the president, if any, if the president is a director; or

(3)	any other director chosen by the directors if:

(a)	neither the chair of the board nor the president, if a director, is present at the meeting within 15 minutes after the time set for holding the meeting;

(b)	neither the chair of the board nor the president, if a director, is willing to chair the meeting; or

(c)	the chair of the board and the president, if a director, have advised the secretary, if any, or any other director, that they will not be present at the meeting.

18.4 Meetings by Telephone or Other Communications Medium

A director may participate in a meeting of the directors or of any committee of the directors in person or by telephone if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other. A director may participate in a meeting of the directors or of any committee of the directors by a communications medium other than telephone if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other and if all directors who wish to participate in the meeting agree to such participation. A director who participates in a meeting in a manner contemplated by this Article 18.4 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner.

18.5 Calling of Meetings

A director may, and the secretary or an assistant secretary of the Company, if any, on the request of a director must, call a meeting of the directors at any time.

18.6 Notice of Meetings

Other than for meetings held at regular intervals as determined by the directors pursuant to Article 18.1, reasonable notice of each meeting of the directors, specifying the place, day and time of that meeting must be given to each of the directors and the alternate directors by any method set out in Article 24.1 or orally or by telephone.

18.7 When Notice Not Required

It is not necessary to give notice of a meeting of the directors to a director or an alternate director if:

(1)	the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed, or is the meeting of the directors at which that director is appointed; or

(2)	the director or alternate director, as the case may be, has waived notice of the meeting.

18.8 Meeting Valid Despite Failure to Give Notice

The accidental omission to give notice of any meeting of directors to, or the non-receipt of any notice by, any director or alternate director, does not invalidate any proceedings at that meeting.

18.9 Waiver of Notice of Meetings

Any director or alternate director may send to the Company a document signed by him or her waiving notice of any past, present or future meeting or meetings of the directors and may at any time withdraw that waiver with respect to meetings held after that withdrawal. After sending a waiver with respect to all future meetings and until that waiver is withdrawn, no notice of any meeting of the directors need be given to that director and, unless the director otherwise requires by notice in writing to the Company, to his or her alternate director, and all meetings of the directors so held are deemed not to be improperly called or constituted by reason of notice not having been given to such director or alternate director.

18.10 Quorum

The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is deemed to be set at two directors or, if the number of directors is set at one, is deemed to be set at one director, and that director may constitute a meeting.

18.11 Validity of Acts Where Appointment Defective

Subject to the Business Corporations Act, an act of a director or officer is not invalid merely because of an irregularity in the election or appointment or a defect in the qualification of that director or officer.

18.12 Consent Resolutions in Writing

A resolution of the directors or of any committee of the directors may be passed without a meeting:

(1)	in all cases, if each of the directors entitled to vote on the resolution consents to it in writing; or

(2)	in the case of a resolution to approve a contract or transaction in respect of which a director has disclosed that he or she has or may have a disclosable interest, if each of the other directors who are entitled to vote on the resolution consents to it in writing.

A consent in writing under this Article may be by signed document, fax, email or any other method of transmitting legibly recorded messages. A consent in writing may be in two or more counterparts which together are deemed to constitute one consent in writing. A resolution of the directors or of any committee of the directors passed in accordance with this Article 18.12 is effective on the date stated in the consent in writing or on the latest date stated on any counterpart and is deemed to be a proceeding at a meeting of directors or of the committee of the directors and to be as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors that satisfies all the requirements of the Business Corporations Act and all the requirements of these Articles relating to meetings of the directors or of a committee of the directors.

19. Executive and Other Committees

19.1 Appointment and Powers of Executive Committee

The directors may, by resolution, appoint an executive committee consisting of the director or directors that they consider appropriate, and this committee has, during the intervals between meetings of the board of directors, all of the directors’ powers, except:

(1)	the power to fill vacancies in the board of directors;

(2)	the power to remove a director;

(3)	the power to change the membership of, or fill vacancies in, any committee of the directors; and

(4)	such other powers, if any, as may be set out in the resolution or any subsequent directors’ resolution.

19.2 Appointment and Powers of Other Committees

The directors may, by resolution:

(1)	appoint one or more committees (other than the executive committee) consisting of the director or directors that they consider appropriate;

(2)	delegate to a committee appointed under paragraph (1) any of the directors’ powers, except:

(a)	the power to fill vacancies in the board of directors;

(b)	the power to remove a director;

(c)	the power to change the membership of, or fill vacancies in, any committee of the directors; and

(d)	the power to appoint or remove officers appointed by the directors; and

(3)	make any delegation referred to in paragraph (2) subject to the conditions set out in the resolution or any subsequent directors’ resolution.

19.3 Obligations of Committees

Any committee appointed under Articles 19.1 or 19.2, in the exercise of the powers delegated to it, must:

(1)	conform to any rules that may from time to time be imposed on it by the directors; and

(2)	report every act or thing done in exercise of those powers at such times as the directors may require.

19.4 Powers of Board

The directors may, at any time, with respect to a committee appointed under Articles 19.1 or 19.2:

(1)	revoke or alter the authority given to the committee, or override a decision made by the committee, except as to acts done before such revocation, alteration or overriding;

(2)	terminate the appointment of, or change the membership of, the committee; and

(3)	fill vacancies in the committee.

19.5 Committee Meetings

Subject to Article 19.3(1) and unless the directors otherwise provide in the resolution appointing the committee or in any subsequent resolution, with respect to a committee appointed under Articles 19.1 or 19.2:

(1)	the committee may meet and adjourn as it thinks proper;

(2)	the committee may elect a chair of its meetings but, if no chair of a meeting is elected, or if at a meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting;

(3)	a majority of the members of the committee constitutes a quorum of the committee; and

(4)	questions arising at any meeting of the committee are determined by a majority of votes of the members present, and in case of an equality of votes, the chair of the meeting does not have a second or casting vote.

20. Officers

20.1 Directors May Appoint Officers

The directors may, from time to time, appoint such officers, if any, as the directors determine and the directors may, at any time, terminate any such appointment.

20.2 Functions, Duties and Powers of Officers

The directors may, for each officer:

(1)	determine the functions and duties of the officer;

(2)	entrust to and confer on the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit; and

(3)	revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.

20.3 Qualifications

No officer may be appointed unless that officer is qualified in accordance with the Business Corporations Act. One person may hold more than one position as an officer of the Company. Any person appointed as the chair of the board or as a managing director must be a director. Any other officer need not be a director.

20.4 Remuneration and Terms of Appointment

All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the directors thinks fit and are subject to termination at the pleasure of the directors, and an officer may in addition to such remuneration be entitled to receive, after he or she ceases to hold such office or leaves the employment of the Company, a pension or gratuity.

21. Indemnification

21.1 Definitions

In this Article 21:

(1)	“eligible penalty” means a judgment, penalty or fine awarded or imposed in, or an amount paid in settlement of, an eligible proceeding;

(2)	“eligible proceeding” means a legal proceeding or investigative action, whether current, threatened, pending or completed, in which a director, former director or alternate director of the Company (an “eligible party”) or any of the heirs and legal personal representatives of the eligible party, by reason of the eligible party being or having been a director or alternate director of the Company:

(a)	is or may be joined as a party; or

(b)	is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding;

(3)	“expenses” has the meaning set out in the Business Corporations Act.

21.2 Mandatory Indemnification of Directors and Former Directors

Subject to the Business Corporations Act, the Company must indemnify a director, former director or alternate director of the Company and his or her heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and the Company must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding. Each director and alternate director is deemed to have contracted with the Company on the terms of the indemnity contained in this Article 21.2.

21.3 Indemnification of Other Persons

Subject to any restrictions in the Business Corporations Act, the Company may indemnify any person.

21.4 Non-Compliance with Business Corporations Act

The failure of a director, alternate director or officer of the Company to comply with the Business Corporations Act or these Articles does not invalidate any indemnity to which he or she is entitled under this Part.

21.5 Company May Purchase Insurance

The Company may purchase and maintain insurance for the benefit of any person (or his or her heirs or legal personal representatives) who:

(1)	is or was a director, alternate director, officer, employee or agent of the Company;

(2)	is or was a director, alternate director, officer, employee or agent of a corporation at a time when the corporation is or was an affiliate of the Company;

(3)	at the request of the Company, is or was a director, alternate director, officer, employee or agent of a corporation or of a partnership, trust, joint venture or other unincorporated entity;

(4)	at the request of the Company, holds or held a position equivalent to that of a director, alternate director or officer of a partnership, trust, joint venture or other unincorporated entity;

against any liability incurred by him or her as such director, alternate director, officer, employee or agent or person who holds or held such equivalent position.

22. Dividends

22.1 Payment of Dividends Subject to Special Rights

The provisions of this Article 22 are subject to the rights, if any, of shareholders holding shares with special rights as to dividends.

22.2 Declaration of Dividends

Subject to the Business Corporations Act, the directors may from time to time declare and authorize payment of such dividends as they may deem advisable. The Board of Directors shall have the right and authority to declare dividends on any class of shares, to the exclusion of and without declaring dividends on any other class of shares, in their sole discretion as they see fit.

22.3 No Notice Required

The directors need not give notice to any shareholder of any declaration under Article 22.2.

22.4 Record Date

The directors may set a date as the record date for the purpose of determining shareholders entitled to receive payment of a dividend. The record date must not precede the date on which the dividend is to be paid by more than two months. If no record date is set, the record date is 5 p.m. on the date on which the directors pass the resolution declaring the dividend.

22.5 Manner of Paying Dividend

A resolution declaring a dividend may direct payment of the dividend wholly or partly by the distribution of specific assets or of fully paid shares or of bonds, debentures or other securities of the Company, or in any one or more of those ways.

22.6 Settlement of Difficulties

If any difficulty arises in regard to a distribution under Article 22.5, the directors may settle the difficulty as they deem advisable, and, in particular, may:

(1)	set the value for distribution of specific assets;

(2)	determine that cash payments in substitution for all or any part of the specific assets to which any shareholders are entitled may be made to any shareholders on the basis of the value so fixed in order to adjust the rights of all parties; and

(3)	vest any such specific assets in trustees for the persons entitled to the dividend.

22.7 When Dividend Payable

Any dividend may be made payable on such date as is fixed by the directors.

22.8 Dividends to be Paid in Accordance with Number of Shares

All dividends on shares of any class or series of shares must be declared and paid according to the number of such shares held.

22.9 Receipt by Joint Shareholders

If several persons are joint shareholders of any share, any one of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.

22.10 Dividend Bears No Interest

No dividend bears interest against the Company.

22.11 Fractional Dividends

If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.

22.12 Payment of Dividends

Any dividend or other distribution payable in cash in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed to the address of the shareholder, or in the case of joint shareholders, to the address of the joint shareholder who is first named on the central securities register, or to the person and to the address the shareholder or joint shareholders may direct in writing. The mailing of such cheque will, to the extent of the sum represented by the cheque (plus the amount of the tax required by law to be deducted), discharge all liability for the dividend unless such cheque is not paid on presentation or the amount of tax so deducted is not paid to the appropriate taxing authority.

22.13 Capitalization of Surplus

Notwithstanding anything contained in these Articles, the directors may from time to time capitalize any surplus of the Company and may from time to time issue, as fully paid, shares or any bonds, debentures or other securities of the Company as a dividend representing the surplus or any part of the surplus.

23. Accounting Records

23.1 Recording of Financial Affairs

The directors must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the Business Corporations Act.

23.2 Inspection of Accounting Records

Unless the directors determine otherwise, or unless otherwise determined by ordinary resolution, no shareholder of the Company is entitled to inspect or obtain a copy of any accounting records of the Company.

24. Notices

24.1 Method of Giving Notice

Unless the Business Corporations Act or these Articles provides otherwise, a notice, statement, report or other record required or permitted by the Business Corporations Act or these Articles to be sent by or to a person may be sent by any one of the following methods:

(1)	mail addressed to the person at the applicable address for that person as follows:

(a)	for a record mailed to a shareholder, the shareholder’s registered address;

(b)	for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the recipient for the sending of that record or records of that class;

(c)	in any other case, the mailing address of the intended recipient;

(2)	delivery at the applicable address for that person as follows, addressed to the person:

(a)	for a record delivered to a shareholder, the shareholder’s registered address;

(b)	for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Company or the delivery address provided by the recipient for the sending of that record or records of that class;

(c)	in any other case, the delivery address of the intended recipient;

(3)	sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class;

(4)	sending the record by email to the email address provided by the intended recipient for the sending of that record or records of that class;

(5)	physical delivery to the intended recipient.

24.2 Deemed Receipt of Mailing

A record that is mailed to a person by ordinary mail to the applicable address for that person referred to in Article 24.1 is deemed to be received by the person to whom it was mailed on the day, Saturdays, Sundays and holidays excepted, following the date of mailing.

24.3 Certificate of Sending

A certificate signed by the secretary, if any, or other officer of the Company or of any other corporation acting in that behalf for the Company stating that a notice, statement, report or other record was addressed as required by Article 24.1, prepaid and mailed or otherwise sent as permitted by Article 24.1 is conclusive evidence of that fact.

24.4 Notice to Joint Shareholders

A notice, statement, report or other record may be provided by the Company to the joint shareholders of a share by providing the notice to the joint shareholder first named in the central securities register in respect of the share.

24.5 Notice to Trustees

A notice, statement, report or other record may be provided by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by:

(1)	mailing the record, addressed to them:

(a)	by name, by the title of the legal personal representative of the deceased or incapacitated shareholder, by the title of trustee of the bankrupt shareholder or by any similar description; and

(b)	at the address, if any, supplied to the Company for that purpose by the persons claiming to be so entitled; or

(2)	if an address referred to in paragraph (1)(b) has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.

25. Seal

25.1 Who May Attest Seal

Except as provided in Articles 25.2 and 25.3, the Company’s seal, if any, must not be impressed on any record except when that impression is attested by the signatures of:

(1)	any two directors;

(2)	any officer, together with any director;

(3)	if the Company only has one director, that director; or

(4)	any one or more directors or officers or persons as may be determined by the directors.

25.2 Sealing Copies

For the purpose of certifying under seal a certificate of incumbency of the directors or officers of the Company or a true copy of any resolution or other document, despite Article 25.1, the impression of the seal may be attested by the signature of any director or officer.

25.3 Mechanical Reproduction of Seal

The directors may authorize the seal to be impressed by third parties on share certificates or bonds, debentures or other securities of the Company as they may determine appropriate from time to time. To enable the seal to be impressed on any share certificates or bonds, debentures or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the Company are, in accordance with the Business Corporations Act or these Articles, printed or otherwise mechanically reproduced, there may be delivered to the person employed to engrave, lithograph or print such definitive or interim share certificates or bonds, debentures or other securities one or more unmounted dies reproducing the seal and the chair of the board or any senior officer together with the secretary, treasurer, secretary-treasurer, an assistant secretary, an assistant treasurer or an assistant secretary-treasurer may in writing authorize such person to cause the seal to be impressed on such definitive or interim share certificates or bonds, debentures or other securities by the use of such dies. Share certificates or bonds, debentures or other securities to which the seal has been so impressed are for all purposes deemed to be under and to bear the seal impressed on them.

26. Prohibitions

26.1 Definitions

In this Article 26:

(1)	“designated security” means:

(a)	a voting security of the Company;

(b)	a security of the Company that is not a debt security and that carries a residual right to participate in the earnings of the Company or, on the liquidation or winding up of the Company, in its assets; or

(c)	a security of the Company convertible, directly or indirectly, into a security described in paragraph (a) or (b);

(2)	“security” has the meaning assigned in the Securities Act (British Columbia);

(3)	“voting security” means a security of the Company that:

(a)	is not a debt security, and

(b)	carries a voting right either under all circumstances or under some circumstances that have occurred and are continuing.

26.2 Application

Article 26.3 does not apply to the Company if and for so long as it is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply.

26.3 Consent Required for Transfer of Shares or Designated Securities

No share or designated security may be sold, transferred or otherwise disposed of without the consent of the directors and the directors are not required to give any reason for refusing to consent to any such sale, transfer or other disposition.

27. Change of Registered and Records Offices

The Company may appoint or change its registered and records offices, or either of them, and the agent responsible therefor, at any time by resolution of the directors. After the appointment of the first registered or records office agent, such agent may terminate its appointment by written notice to any director or officer of the Company sent to the last known address of such director or officer. The Company will then designate a new registered or records office or offices within ten (10) days of receipt or deemed receipt of such notice, failing which the agent shall be entitled on behalf of the Company (but not obliged) to execute and file a Notice to Change Offices with the Registrar of Companies, changing the registered and records office or offices to the last known address of the President of the Company.

28. Preference Shares

28.1 The Preference Shares without par value may be issued from time to time in one (1) or more series and shall as a class have attached thereto the following preferences, rights, conditions, restrictions, limitations and prohibitions;

(1)	Each series of Preference Shares shall consist of such number of Preference Shares as may, before the issue thereof, be determined by the Directors of the Company.

(2)	The Directors may, by resolution (“Directors’ Resolution”) duly passed before the issuance of Preference Shares of any series alter the Notice of Articles to fix the number of Preference Shares in, and determine the designation of the Preference Shares of, each series and alter the Notice of Articles or Articles to create, define and attach special rights or restrictions to Preference Shares of each series, subject to the special rights or restrictions attached to all Preference Shares and subject to the provisions of the Business Corporations Act.

(3)	The Preference Shares of any series may have attached thereto such special rights or restrictions as may be determined by Directors’ Resolution with respect to each series including (as examples only), without in any way limiting the generality of the foregoing, special rights or restrictions concerning (i) the rate or amount of dividends, whether cumulative or non-cumulative, the currency or currencies of payment, the date or dates and place or places of payment and the date or dates from which such dividends are to accrue, (ii) the right to receive notice of or to attend or to vote at any meeting of members of the Company, (iii) the right to convert or exchange Preference Shares into Common Shares or other shares, bonds, debentures, securities, or otherwise, (iv) the right of the Company to redeem or to purchase Preference Shares, (v) obligations with respect to sinking funds or funds for purchase or redemption of Preference shares, rights of retraction or share purchase plans, (vi) restrictions upon the payment of dividends on, or retirement of, any other shares of the Company or of any subsidiary of the Company, (vii) restrictions upon the redemption or purchase of any other shares of the Company or of any subsidiary of the Company, (viii) the exercise by the Company of any election open to it to make any payments of corporation, income or other taxes, (ix) the subdivision, consolidation or reclassification of any shares of the Company, (x) restrictions upon borrowing by the Company or by any subsidiary of the Company or the issue by the Company of any Preference Shares in addition to the Preference Shares of any series at any time outstanding, (ix) restrictions upon the reduction of capital by the Company or by any subsidiary of the Company, (xii) restrictions upon the retirement of notes, bonds or debentures or other indebtedness of the Company or of any subsidiary of the Company, (xiii) limitations or restrictions upon or regulations concerning the conduct of the business of the Company or the investment of its funds, (xiv) the holding of meetings of the holders of the Preference Shares of any series, (xv) restrictions upon the creation or issuance of any other shares or securities of the Company, and (xvi) the right of holders of the Preference Shares to convert or exchange the shares of any class of the Company into or for any other securities of the Company or into or for shares or securities of any other company.

(4)	The holders of the Preference Shares shall not as such be entitled to vote at any meetings of shareholders of the Company but shall be entitled to notice of meetings of shareholders called for the purpose of authorizing the dissolution of the Company or the sale of its undertaking or a substantial part thereof or the creation of any class or classes of shares ranking in priority to the Preference Shares.

(5)	(a)	In the event of any distribution of assets or property of the Company among its shareholders, as such, other than by way of dividend or by way of redemption or purchase from cancellation of Preference Shares of the Company whenever created, but including, without limitation, any distribution of assets or property of the Company resulting from any repayment of capital to shareholders upon a decrease in issued capital of the Company (except as aforesaid) or upon the winding up or other liquidation or dissolution of the Company or rateably among its shareholders as a condition precedent to the liquidation or dissolution, no assets or property of the Company shall be distributed to the holders of the Company ranking junior to the Preference Shares until there has been paid to the holders of the Preference Shares an amount equal to the redemption price of such Preference Shares plus a sum equal to all unpaid dividends accrued thereon to the date of distribution (which for such purpose shall be calculated as if the dividends on the Preference Shares were accruing for the period from the expiration of the last quarterly dividend period for which dividends have been paid in full up to such date of distribution): for all purposes of these provisions the redemption price of the Preference Shares shall mean the amount paid up thereon plus the premium, if any, payable on redemption of Preference Shares, and shares of the Company ranking junior to the Preference Shares shall mean all shares of any class of shares (including Common Shares of the Company) ranking junior to the Preference Shares as to dividends and distribution of assets and property of the Company;

	(b)	If upon any distribution of the assets and property of the Company among its shareholders, as such, the assets and property of the Company are insufficient to permit payment in full to the holders of Preference Shares of the sum distributable to them as aforesaid then the entire assets and property of the Company shall be distributed rateably among the holders of the Preference Shares then outstanding according to their respective rights; and

	(c)	After payment in full to the holders of Preference Shares of the sums distributable to them as aforesaid they shall not have the right to receive anything further in the distribution of assets and property of the Company and the remaining assets and property of the Company shall be distributed to the holders of shares of the Company ranking junior to the Preference Shares according to their respective rights.

(6)	No dividends shall at any time be declared or paid on or set apart for any shares of the Company ranking junior to the Preference Shares (including, without limitation, the

Common Shares) nor shall the Company redeem or purchase for cancellation any Preference Shares less than the total number of Preference Shares then outstanding or any shares of the Company ranking junior to the Preference Shares unless all accrued dividends on the Preference Shares then outstanding have been declared and paid or provided for, to and including the last dividend payable on the Preference Shares immediately prior to the date of declaration or payment or setting apart for payment of dividends or redemption or purchase for cancellation, as the case may be.

(7)	Subject to the provisions hereof and, in particular, the provisions of clause (6) hereof, the Company may at any time or from time to time, purchase Preference Shares for cancellation:

(a)	on the open market;

(b)	with the consent of the holders of the Preference Shares; or

(c)	pursuant to tenders received by the Company upon request for tenders addressed to all of the holders of the Preference Shares, the whole or any part of the Preference Shares at the lowest price which, in the opinion of the Directors, such shares are obtainable. If any such purchase for cancellation is made by tender the Company shall afford to every holder of Preference Shares the opportunity of tendering such shares for purchase for cancellation as aforesaid; the Company shall accept only the lowest tenders; if two or more shareholders submit tenders at the same price which the Company is prepared to accept, but which in number are in excess of the number of shares which the Company is prepared to purchase for cancellation, then the shares to be purchased shall be selected by the Company on a pro rata basis (disregarding fractions) according to the number of shares offered in such tender.

(8)	(a)	Any amendment to the Articles of the Company to delete or vary any preference, right, condition, restriction, limitation or prohibition attaching to the Preference Shares or to create any special shares ranking in priority to or on a parity with the Preference Shares, in addition to the authorization by a Special Resolution, shall be authorized by at least three-quarters (3/4) of the votes cast at a meeting of the holders of Preference Shares duly called for that purpose.

	(b)	The formalities to be observed in respect of the giving of notice of any meeting of the holders of Preference Shares (including any meeting of the holders of any series of Preference Shares) and the conduct of any such meeting shall be those from time to time prescribed in the Articles of the Company in respect of meetings of shareholders, and upon every poll taken at any such meeting (or adjourned meeting) each holder of Preference Shares (or any series of Preference Shares, as the case may be) shall be entitled to one (1) vote in respect of each Preference share held by him; provided that:

(i)	No such meeting shall be held upon less than twenty-one (21) days’ written notice thereof.

(ii)	If at any such meeting the holders of less than fifty percent (50%) of the outstanding Preference Shares, as the case may be, are present or represented by proxy within half an hour after the time fixed for such meeting, then the meeting shall be adjourned to such date (being not more than twenty-one (21) days later) and to such time and place as may be fixed and announced by the Chairman of the meeting and at least ten (10) days’ written notice shall be given to such adjourned meeting (which notice may but need not specify the purpose for which the meeting was originally called); at such adjourned meeting the holders of the Preference Shares (or series of Preference Shares, as the case may be) present or represented by proxy may transact the business for which the meeting was originally called.

(9)	The Common Shares shall be subject to the foregoing preferences, rights, conditions, restrictions, limitations and prohibitions attaching to the Preference Shares and shall be subject to such further and additional preferences, rights, conditions, restrictions, limitations and prohibitions, as may be determined by the Directors of the Company for each series of Preference Shares prior to the issue thereof.

APPENDIX B

NICHOLAS FINANCIAL, INC.

CHARTER OF THE
AUDIT COMMITTEE

1. Purpose

     The purpose of the Company’s Audit Committee (“Committee”) of Nicholas Financial, Inc. (“Company”) is:

     1.1 Assist the Board. To assist the Board of Directors (“Board”) with its responsibilities by:

          (a) Overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company; and

          (b) Monitoring:

               (i) the Company’s compliance with legal, risk management and regulatory requirements;

               (ii) the independent auditors’ qualifications and independence;

               (iii) the performance of the Company’s internal audit function and its independent auditors; and

               (iv) the Company’s systems of internal control with respect to the integrity of financial records, adherence to Company policies and compliance with legal and regulatory requirements.

     1.2 Prepare Reports. To prepare any reports that Securities and Exchange Commission (“SEC”) rules require be included in the Company’s annual proxy statement; and

     1.3 Other Duties. To perform any other duties described in this Charter.

     The Company’s management is ultimately responsible for preparing the Company’s financial statements and its independent auditors are ultimately responsible for auditing those statements. In adopting this Charter, the Board acknowledges that the Committee members are not Company employees and are not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work or auditing standards. Each Committee member is entitled to rely on the integrity of those persons and organizations within and outside the Company that provide information to the Committee, and the accuracy and completeness of the financial and other information so provided absent actual knowledge to the contrary.

2. Composition

     2.1 Membership. The Committee shall be comprised of not fewer than three members of the Board, as shall be determined from time to time by the Board. The Board will appoint Committee members annually (or as necessary to fill vacancies) upon the recommendation of the Nominating/Corporate Governance Committee of the Board. Each member shall serve until his or her successor is duly elected and qualified or until his or her death, resignation or removal. The Board may remove any member of the Committee, with or without cause, by a majority vote of the Board.

     2.2 Committee Chair. The Board shall designate the Committee Chair. In the absence of a Chair, the Committee members may designate the Chair by majority vote of the full Committee membership.

     2.3 Other Companies’ Audit Committees. No Committee member shall simultaneously serve on the audit committees of more than two other public companies, unless the Board determines that this simultaneous service would not impair his/her ability to effectively serve on the Committee, and the Board discloses this determination in the Company’s annual proxy statement.

     2.4 Independence. Each member shall qualify as “independent” under the criteria set forth in any applicable law, regulation and/or listing standard, including those of The Nasdaq Stock Market Inc. (“NASDAQ”) and the SEC. Accordingly, the following persons will not be considered “independent”:

          (a) a director who is, or at any time during the past three years was, employed by the Company or by any of its parent or subsidiaries;

          (b) a director who accepted or who has a Family Member (as defined by NASDAQ Rule 4200(14)) who accepted any payments from the Company or any parent or subsidiary of the Company in excess of $60,000 during the current fiscal year or any of the past three fiscal years, other than the following: (i) compensation for Board or Board committee service, (ii) payments arising solely from investments in the Company’s securities; (iii) compensation paid to a Family Member who is a non-executive employee of the Company or a parent or subsidiary of the Company; (iv) benefits under a tax-qualified retirement plan, or non-discretionary compensation; or (v) loans permitted under Section 13(k) of the Securities Exchange Act of 1934.

          (c) a director who is a Family Member of an individual who is, or at any time during the past three years was, employed by the Company or by any parent or subsidiary of the Company as an executive officer;

          (d) a director who is, or has a Family Member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross

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revenues for that year, or $200,000, whichever is more, other than the following: (i) payments arising solely from investments in the Company’s securities; or (ii) payments under non-discretionary charitable contribution matching programs;

          (e) a director of the Company who is, or has a Family Member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the Company serve on the compensation committee of such other entity; or

          (f) a director who is, or has a Family Member who is, a current partner of the Company’s independent auditors, or was a partner or employee of the Company’s independent auditors who worked on the Company’s audit at any time during any of the past three years.

     In addition, to serve as a member of the Committee, no person shall thereafter accept, directly or indirectly (other than in his or her capacity as a member of the Committee, the Board or any other Board committee), any consulting, advisory or other compensatory fee from the Company or its subsidiaries, except for fees associated with the receipt of fixed amounts of compensation under a retirement plan for prior service with the Company.

     2.5 Audit Committee Financial Expert. The Board shall appoint at least one member to the Committee who, in the Board’s business judgment, has accounting or related financial management expertise. This member will be an “Audit Committee Financial Expert” as that term may be defined from time to time by the SEC and demonstrates “financial sophistication” as defined in NASDAQ Rule 4350(d)(2)(A).

     2.6 Financial Literacy. All Committee members shall be financially literate, being able to read and understand fundamental financial statements, or must become financially literate within a reasonable period of time after his/her appointment to the Committee.

     2.7 No Involvement with Past Financial Statements. No Committee member shall have participated in the preparation of the Company’s financial statements, or those of any current subsidiary, at any time during the previous three years.

     2.8 Subcommittees. The Committee may, by resolution passed by a majority of its members, designate one or more subcommittees, each subcommittee to consist of one or more Committee members. Any such subcommittee to the extent provided in the Committee’s resolutions and to the extent not limited by applicable law or listing standard, shall have and may exercise all the powers and authority of the Committee subject to the terms of its appointment. The Committee will name each subcommittee. Each subcommittee shall keep regular minutes of its meetings and report them to the Committee when required.

3. Meetings

     The Committee shall meet at least quarterly, or more frequently as circumstances dictate. The Committee secretary shall maintain minutes of meetings and activities of the Committee in

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accordance with Michigan law and the Company’s Bylaws, as may be amended and/or restated. Each regularly scheduled session shall conclude with an executive session of the Committee absent members of management and on those terms as the Committee may elect.

4. Responsibilities and Authority

     The Audit Committee shall have the following responsibilities and authority:

     4.1 Engage Independent Auditors. Annually, the Committee shall be directly responsible for the appointment, compensation, retention (subject to shareholder ratification, if that ratification is required) and supervision of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditors shall audit the consolidated financial statements of the Company and the consolidated financial statements of selected subsidiaries for the fiscal year for which it is appointed and report directly to the Committee.

     4.2 Limits on Engagement. Except as otherwise stated in this Charter, the firm serving as the Company’s independent auditors may not be retained to provide non-audit related services to the Company or any of its subsidiaries. This also applies to non-audit related services received by the Company’s subsidiaries from other accounting firms serving as their independent auditors. If non-audit related services for a project can reasonably be provided only by the independent auditors due to expertise that is exclusive to that firm or for any other reason that the Committee deems necessary, and provided that the engagement for such non-audit related services is in compliance with all applicable legal and regulatory requirements promulgated by the SEC and NASDAQ, the Committee must specifically approve such arrangements before the independent auditors may be engaged to provide such service. Notwithstanding the foregoing, the independent auditors for the Company are prohibited from providing the following non-audit services to the Company or any of its subsidiaries:

          (a) Bookkeeping or other services related to the accounting records or financial statements of the Company or any of its subsidiaries;

          (b) Financial information systems design and implementation;

          (c) Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

          (d) Actuarial services;

          (e) Internal audit outsourcing services;

          (f) Management functions or human resources;

          (g) Broker or dealer, investment advisor or investment banking services;

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          (h) Legal services and expert services unrelated to the audit; and

          (i) Any other services that the Public Accounting Oversight Board determines, by regulation, is impermissible.

     The Committee must, with sole authority, pre-approve all terms and fees for audit services, audit-related services, tax services and other services to be performed for the Company by the independent auditors, subject to de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, that is not considered part of the annual audit and, to the extent required by applicable law, any non-audit service.

     4.3 Review Performance of Non-Audit Services. In connection with the Committee’s approval of non-audit services, the Committee shall consider whether the independent auditors’ performance of any non-audit services is compatible with the external auditors’ independence.

     4.4 Establish Hiring Policies. The Committee shall establish clear hiring policies for employees or former employees of the Company’s independent auditors.

     4.5 Review Independent Auditor’s Work. At least annually, and more often if required, the Committee shall meet with and obtain and review a formal written statement of the independent auditors to review the conduct and results of each audit and review of the Company’s financial statements, to discuss the matters in Statement of Accounting Standards (“SAS”) No. 61, “Communications with Audit Committees,” as amended by SAS 89 and 90, and any other communications required to be discussed with the Committee pursuant to applicable laws and regulations, including:

          (a) the independent auditors’ internal quality control procedures;

          (b) any material issues raised by the most recent internal quality control review or peer review of the independent auditors’ firm, or by any publicly disclosed inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors’ firm, and the steps taken to deal with those issues; and

          (c) all relationships between the independent auditors and the Company, including each non-audit service provided to the Company and the matters set forth in Independence Standards Board Standard No. 1, in order to assess the independent auditors’ independence.

     4.6 Review Auditing Decisions. Discuss with management and the independent auditors, and receive a report of the independent auditors, regarding the following:

          (a) conclusions and recommendations on the adequacy of the internal controls of the Company, together with the responses of management, including the status of previous audit recommendations;

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          (b) reasoning in accepting or questioning sensitive accounting estimates by management;

          (c) reasoning in not recognizing material audit adjustments proposed by the independent auditors;

          (d) judgments about the quality and appropriateness (not just the acceptability) of the Company’s critical accounting principles used, including the degree of aggressiveness or conservatism in the application of such principles in its financial reporting;

          (e) views as to the adequacy and clarity of disclosures in the Company’s financial statements in relation to generally accepted accounting principles;

          (f) views of how the use of generally acceptable alternatives to critical accounting and tax principles, disclosure practices and valuation policies, preferred by the independent auditors, would have affected the financial statements;

          (g) conclusions regarding any serious disagreements, difficulties or disputes with management encountered during the course of the audit;

          (h) any significant risks to which the Company is, or might be, exposed and the steps management has taken to minimize such risks;

          (i) any significant changes to the audit plan;

          (j) other matters related to the conduct of the audit required to be communicated to the Committee under generally accepted auditing standards;

          (k) material written communications to the management of the Company such as any management letter or schedules of unrecognized audit adjustments; and

          (l) non-audit services provided by the Company’s independent accountants to the Company’s affiliated investment advisor, if any, or any advisor affiliate that provides ongoing services to the Company, which services were not pre-approved by the Committee (and consideration by the Committee of whether the performance of such services is compatible with maintaining the independent accountant’s independence).

     4.7 Evaluate Auditors. After reviewing the foregoing report, the Committee shall evaluate the independent auditors’ qualifications, performance and independence, which shall include the review and evaluation of the lead partner of the independent auditors. In making its evaluation, the Committee shall take into account the opinions of management and internal auditors. The Committee shall present its conclusions with respect to the independent auditors to the Board.

     4.8 Ensure Required Rotation. The Committee shall ensure the regular rotation of the lead audit partner and concurring partner every five (5) years and consider whether it would be appropriate to implement a regular rotation of the independent auditors’ firm.

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     4.9 Meet With Auditors. The Committee shall also meet periodically with the independent auditors in separate executive sessions to discuss any other matters or communications required under applicable laws, or which they or the Committee deem advisable or appropriate to discuss.

     4.10 Financial Statements. The Committee shall review and discuss the annual audited financial statements and quarterly financial statements with management and the independent auditors, including the Company’s disclosures under the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s periodic reports filed with the SEC.

     4.11 Review Effect of Changes on Financials. The Committee, as a whole or through its Chair, shall review the impact on the financial statements of significant events, transactions or changes in accounting principles or estimates that potentially affect the quality of the financial reporting with management, the internal auditor and the independent auditors prior to filing of the Company’s Annual Reports on Form 10-K or Quarterly Reports on Form 10-Q, or as soon as practicable if the communications cannot be made prior to its filing.

     4.12 Review Management Disclosures. The Committee shall review disclosures made to the Committee by the Company’s chief executive officer (“CEO”) and chief financial officer during their certification process for Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q regarding any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

     4.13 Meet With Internal Auditor and Management Regarding Audit. In connection with its review of the Company’s financial statements, the Committee shall review and discuss not only with the independent auditors but also with management and the internal auditor the matters relating to the conduct of the audit required to be discussed by SAS Nos. 61, 89 and 90 (Communications with Audit Committees), as they may be modified or supplemented.

     4.14 Review Audit Process. The Committee shall review with the independent auditors any audit problems or difficulties and management’s responses to them. The Committee shall review any significant findings and recommendations of the internal auditing function together with management’s responses to them. Any such review shall include discussion of the responsibilities, budget and staffing of the internal audit function.

     4.15 Pass on Financial Statements. Based on its review and discussions with management, the internal auditor and the independent auditors, the Committee shall recommend to the Board whether the Company’s financial statements should be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of the Form 10-K).

     4.16 Review Press Releases on Financial Topics. Although the Committee shall not be required to pre-approve or discuss in advance each earnings release or each instance in which the Company may provide earnings guidance, the Committee shall review and discuss press

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releases related to the Company’s earnings, as well as financial information and earnings guidance provided to financial analysts and rating agencies.

     4.17 Meet With Interested Parties. The Committee shall meet separately, on a periodic basis, with management, with internal auditors, with independent auditors and with the general counsel of the Company.

     4.18 Review Internal Audits. The Committee shall review the scope and plan of the work to be done by the Company’s internal audit function, and the results of such work. The review should also include discussion of the responsibilities, budget and staffing of the internal audit function.

     4.19 Review Internal Controls. The Committee shall periodically review with the director of internal auditing the adequacy of the Company’s internal controls, including the Company’s computerized information system controls and security. The Committee shall discuss with the independent auditors any significant matters regarding internal controls over financial reporting that have come to their attention during the conduct of the audit.

     4.20 Review Expenses. The Committee shall consider and review directors’, officers’ and management’s Company-funded expenses.

     4.21 Review Risk Management. The Committee shall discuss generally the Company’s policies with respect to risk assessment and risk management.

     4.22 Review Adherence to Corporate Policies. Periodically, the Committee shall meet with the appropriate members of management to review adherence to corporate policies and review processes relating to training, monitoring and reporting of policy compliance. The Committee shall also periodically review the Company’s policies and procedures regarding compliance with the Company’s Employee Code of Business Conduct and the Company’s Employee Conflicts-of-Interest Policy.

     4.23 Establish Complaint Procedures. The Committee shall establish procedures for:

          (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

          (b) the confidential, anonymous submission by the Company’s employees of concerns regarding accounting or auditing matters.

     4.24 Sponsor Educational Programs. The Committee may cause on-going educational programs related to appropriate financial and accounting practices to be made available to Committee members.

     4.25 Report to Board. The Committee shall communicate to the Board any issues with respect to the quality or integrity of the Company’s financial statements, the Company’s

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compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors or the performance of the internal audit function.

     4.26 Prepare SEC Mandated Report. The Committee shall prepare the audit committee report required by SEC rules to be included in the Company’s annual proxy statement.

     4.27 Report to Board Regarding Committee Activities. The Committee shall report regularly to the Board concerning its activities.

     4.28 Perform a Self-Evaluation. The Committee shall conduct an annual performance evaluation of the Committee and an annual assessment of the adequacy of this Charter.

     4.29 Keep Minutes of Meetings. The Committee shall ensure the minutes of each meeting be kept and filed with the minutes of the Company.

5. Authority to Retain and Terminate Advisors

     5.1 Legal Counsel. In the course of its duties, the Committee shall have the authority, at the Company’s expense, to retain, replace and terminate independent legal counsel and other advisors, as it deems necessary to carry out its duties.

     5.2 Independent Auditors. The Committee shall have the sole authority to appoint, compensate, retain (subject to shareholder ratification, if that ratification is required) and supervise the work of any registered public accounting firm engaged (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditor shall report directly to the Committee.

     5.3 Payment of Professionals. The Committee shall determine the appropriate funding to be provided by the Company for payment of:

          (a) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

          (b) compensation to any counsel or advisors employed by the Committee; and

          (c) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

     5.4 Internal Auditors. The Chair of the Committee shall be consulted prior to the appointment or removal of the director (any person in charge) of internal auditing.

6. Amendment

     The Board may amend or repeal this Charter and any of its provisions.

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7. Interpretations

     All references in this Charter to a statute or regulation shall include any then-current amendments of the statute or regulation, any successor statute or regulation and, in the case of a statute, any rules and regulations promulgated in connection with that statute. The references to the CEO assume that he or she will also be the Company’s Chairman of the Board. If different people hold these offices, all references to the CEO will be construed to mean the CEO and the Chairman individually. “President” shall be substituted for each reference in this to “CEO” if the office of CEO is vacant. References to Sections mean sections in this Charter.

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APPENDIX C

NICHOLAS FINANCIAL, INC.

CHARTER OF THE
NOMINATING/CORPORATE GOVERNANCE COMMITTEE

1. Purpose

     The purpose of the Nominating/Corporate Governance Committee (the “Committee”) of Nicholas Financial, Inc. (the “Company”) is:

     1.1 To develop and recommend to the Board of Directors (the “Board”) the corporate governance principles applicable to the Company;

     1.2 To identify and select individuals qualified to become Board members in a manner that is consistent with criteria approved by the Board;

     1.3 To recommend that the Board select the Director nominees for the next annual meeting of shareholders; and

     1.4 To oversee the evaluation of the Board and management.

2. Composition

     The Committee shall be comprised of not fewer than two members of the Board, as shall be determined from time to time by the Board. The members of the Committee shall be appointed by the Board annually (or as necessary to fill vacancies) upon the recommendation of the Nominating/Corporate Governance Committee of the Board. Each member shall serve until his or her successor is duly elected and qualified or until such member’s earlier death, resignation or removal. The Board may remove any member of the Committee, with or without cause, by a majority vote of the Board.

     The Chair of the Committee shall be designated by the Board. In the absence of such Chair, the members of the Committee may designate the Chair by majority vote of the full Committee membership.

     Each member shall qualify as “independent” as defined by any applicable law, regulation and/or listing standard.

3. Delegation

     The Committee may, by resolution passed by a majority of the Committee, designate one or more subcommittees, each subcommittee to consist of one or more members of the Committee. Any such subcommittee to the extent provided in the resolutions of the Committee and to the extent not limited by applicable law or listing standard, shall have and may exercise all the powers and authority of the Committee. Each subcommittee shall have such name as may be determined from time to time by resolution adopted by the Committee. Each subcommittee shall keep regular minutes of its meetings and report the same to the Committee or when required.

4. Meetings

     The Committee shall meet at least annually, or more frequently as circumstances dictate. The secretary of the Committee shall maintain minutes or other records of meetings and activities of the Committee in accordance with the British Columbia (Canada) Business Corporations Act and the Company’s Articles, as may be amended and/or restated. Each regularly scheduled session shall conclude with an executive session of the Committee absent members of management and on such terms and conditions as the Committee may elect.

5. Responsibilities And Authority

     The Committee shall have the following responsibilities and authority:

     5.1 Corporate Governance Principles

          (a) The Committee shall refer to the Corporate Governance Policies in making the recommendations and determinations required of it under this Charter.

          (b) The Committee shall review the Corporate Governance Policies and each Board committee charter annually, and make recommendations to the Board regarding any amendments thereto.

          (c) The Committee shall review, on an on-going basis, all related-party transactions required to be disclosed pursuant to Securities and Exchange Commission (“SEC”) Regulation S-K, Item 404 for potential conflicts of interest and approve all such transactions.

     5.2 Board and Committee Membership

          (a) At least annually, the Committee shall assess the size and composition of the Board in light of the operating requirements of the Company and the current makeup of the Board.

          (b) The Committee shall develop membership qualifications for the Board and all Board committees. Any assessment of a prospective Board or committee candidate should include, at a minimum, issues of diversity, age, background and training, business or administrative experience and skills, dedication and commitment, business judgment, analytical skills, problem-solving abilities and familiarity with regulatory environment. In addition, the Committee may consider such other attributes as it deems appropriate, all in the context of the perceived needs of the Board or applicable Committee at the point in time.

          (c) The Committee shall assist the Board with defining specific criteria for Director independence and committee membership in a manner that is consistent with the Corporate Governance Policies and making any necessary independence determination for committee membership. Notwithstanding the foregoing, it shall be the responsibility of the full Board to make any required independent determination as to members of this Committee.

          (d) The Committee shall make recommendations to the Board regarding membership on committees, taking into account (i) a prospective candidate’s independence, (ii)

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the qualifications set forth in Section 2 above, (iii) the needs of each committee, (iv) the desires of individual Directors, (v) the suggestions of the Chief Executive Officer (“CEO”)1 and the Chairman, if the Chairman is not the CEO, and (vi) other applicable requirements the rules and regulations of The Nasdaq Stock Exchange Market, Inc. (“NASDAQ”) and the SEC.

          (e) The Committee shall monitor compliance with the Board and Board committee membership criteria, including on-going compliance with respect to Director independence requirements. Notwithstanding the foregoing, it shall be the responsibility of the full Board to monitor compliance with membership criteria and independence with respect to members of this Committee.

          (f) The Committee shall coordinate and assist management and the Board in recruiting new members to the Board. Annually, the Committee shall make recommendations for the nomination of director candidates based on the criteria set forth herein and the evolving needs of the Company.

          (g) The Committee shall investigate and consider suggestions for candidates for membership on the Board, including shareholder nominations for the Board. The Committee will give due consideration to all written shareholder nominations that are (i) submitted in writing to the Committee, in care of the Corporate Secretary of the Company, (ii) received at least 120 days before the publication of the Company’s annual proxy statement from a shareholder or group of shareholders owning 5% or more of the voting stock for at least one year, and (iii) accompanied by a description of the proposed nominee’s qualifications and other relevant biographical information, together with the written consent of the proposed nominee to be named in the proxy statement and to serve on the Board. The Committee may request additional information regarding any prospective candidate as it deems necessary.

          (h) In consultation with the CEO, the Chairman and the full Board, the Committee shall search for, recruit, screen, interview and recommend prospective Directors, as required, to provide an appropriate balance of knowledge, experience and culpability on the Board. The Committee shall be guided by this Charter, the Corporate Governance Policies, and other applicable laws and regulations in recruiting and selecting Director candidates. So long as shareholders nominating Director candidates shall have complied with the procedural requirements set forth herein, the Committee shall apply the same criteria and employ substantially similar procedures for evaluating shareholder nominees for the Board as it would for evaluating any other Board nominee.

          (i) The Committee shall undertake the responsibilities delegated to the Committee as set forth in the Corporate Governance Policies.

          (j) The Committee shall have sole authority, at the Company’s expense, to retain and terminate any search firm to be used to identify Director candidates, including sole authority to approve the search firm’s fees and other retention terms.

[1]	“President” shall be substituted for each reference in this Charter to “CEO” if the office of CEO is vacant for any reason.

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     5.3 Evaluation

          (a) The Committee shall report to the Board regarding its activities.

          (b) The Committee shall conduct an annual performance evaluation of the Committee and facilitate and oversee the Board of Directors’ annual self-evaluation.

          (c) At least annually, the Committee shall facilitate and oversee the evaluation of management, and evaluate the quality, sufficiency and currency of information furnished by management to the Directors in connection with Board and committee meetings and other activities of the Directors.

          (d) The Committee shall ensure the minutes of the meeting be kept and filed with the minutes of the Company.

6. Authority To Retain And Terminate Advisors

     In the course of its duties, the Committee shall have the authority, at the Company’s expense, to retain, replace and terminate independent legal counsel and other advisors, as it deems necessary to carry out its duties.

7. Amendment

     This Charter and any provision contained herein may be amended or repealed by the Board.

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Proxy

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF
Nicholas Financial, Inc.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
OF NICHOLAS FINANCIAL, INC. (the “Company”)

TO BE HELD AT the Company’s Corporate Headquarters, 2454 McMullen Booth Road, Building C, #501B, Clearwater, Florida

ON Wednesday, August 10, 2005, AT 10:00 AM

The undersigned shareholder (“Registered Shareholder”) of the Company hereby appoints Peter L. Vosotas, Chairman of the Board, Chief Executive Officer and President of the Company, or failing this person, Ralph T. Finkenbrink, Senior Vice President and Chief Financial Officer of the Company, or in the place of the foregoing, __________________as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting of the Shareholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

Resolutions (For full detail of each item, please see the enclosed Notice of Meeting and Proxy Statement and Information Circular)

		For		Withhold Vote
1.	To elect Stephen Bragin as a Director (to serve until the 2008 Annual General Meeting of Shareholders):

		For	Against	Abstain
2.	To approve a special resolution to alter the Notice of Articles to remove the application of Pre-existing Company Provisions:

		For	Against	Abstain
3.	To approve a special resolution to alter the Articles of the Company to a new form of Articles and to alter the Notice of Articles to increase the authorized share structure of the Company to an unlimited number of Common shares without par value and an unlimited number of Preference shares without par value:

		For	Against	Abstain
4.	To approve the appointment of Dixon Hughes PLLC as Independent Auditors of the Company for the fiscal year ending March 31, 2006:

5.	To transaction such other business as may properly come before the Meeting.

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

SIGN HERE:

Please Print Name:

Date:	, 2005

Number of Common Shares Represented by Proxy:

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This Proxy is solicited by the Board of Directors of the Company.

2.	This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.	If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Computershare Trust Company of Canada.

4.	A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5.	A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)	appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy and for the nominees of management for directors and auditor as identified in this Instrument of Proxy;

OR

(b)	appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the Meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6.	The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, this proxy form must be received at the office of Computershare Trust Company of Canada by mail or by fax no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address is:

Computershare Trust Company of Canada
Proxy Dept. 100 University Avenue 9th Floor
Toronto Ontario M5J 2Y1
Fax: Within North American: 1-866-249-7775   Outside North America: (416) 263-9524